                          SALE AND SERVICING AGREEMENT


                            dated as of March 1, 2001


                                  by and among


                                 ABFS OSO, INC.
                                  as Depositor,


                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
                                  as Guarantor


                         AMERICAN BUSINESS CREDIT, INC.,
              HOMEAMERICAN CREDIT, INC., D/B/A UPLAND MORTGAGE, and
                    AMERICAN BUSINESS MORTGAGE SERVICES, INC.
                                 as Originators

                   ABFS MORTGAGE LOAN WAREHOUSE TRUST 2001-1,


                         AMERICAN BUSINESS CREDIT, INC.,
                                  as Servicer,


                            EMC MORTGAGE CORPORATION,
                               as Back-up Servicer


                                       and


                            THE CHASE MANHATTAN BANK,
                    as Indenture Trustee and Collateral Agent


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                                TABLE OF CONTENTS

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                                                                                                               Page
                                    ARTICLE I

                                   DEFINITIONS

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Section 1.01. Certain Defined Terms...............................................................................2
Section 1.02. Provisions of General Application...................................................................2
Section 1.03. Business Day Certificate............................................................................2

                                   ARTICLE II

                    SALE AND CONVEYANCE OF THE MORTGAGE LOANS

Section 2.01. Purchase and Sale of Initial Mortgage Loans.........................................................3
Section 2.02. Purchase and Sale of Subsequent Mortgage Loans......................................................3
Section 2.03. Obligation to Purchase Subsequent Mortgage Loans....................................................4
Section 2.04. Possession of Mortgage Files; Access to Mortgage Files..............................................4
Section 2.05. Delivery of Mortgage Loan Documents.................................................................4
Section 2.06. Acceptance of the Trust Estate; Certain Substitutions; Certification by the Collateral
                  Agent...........................................................................................7
Section 2.07. Grant of Security Interest..........................................................................9
Section 2.08. Further Action Evidencing Assignments..............................................................10
Section 2.09. Assignment of Agreement............................................................................10
Section 2.10. Books and Records..................................................................................10
Section 2.11. Cost of Delivery and Recordation of Documents......................................................11

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

Section 3.01. Representations, Warranties and Covenants of the Originators.......................................11
Section 3.02. Representations and Warranties of the Servicer.....................................................14
Section 3.03. Representations, Warranties and Covenants of the Depositor.........................................16
Section 3.04. Representations, Warranties and Covenants of the Indenture Trustee and the Collateral Agent........18
Section 3.05. Representations, Warranties and Covenants of the Back-up Servicer..................................19

                                   ARTICLE IV

                               THE MORTGAGE LOANS

Section 4.01. Representations and Warranties Concerning the Mortgage Loans.......................................20
Section 4.02. Purchase and Substitution..........................................................................29
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                                    ARTICLE V

                  THE ORIGINATORS, THE DEPOSITOR AND THE TRUST
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Section 5.01. Covenants of the Depositor and the Trust...........................................................31
Section 5.02. Merger or Consolidation; Ownership of Depositor....................................................34
Section 5.03. Costs..............................................................................................34
Section 5.04. Indemnification....................................................................................35
Section 5.05. Corporate Separateness.............................................................................36
Section 5.06. Financial Covenants................................................................................36

                                   ARTICLE VI

                                   [RESERVED]

                                   ARTICLE VII

               ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

Section 7.01. The Servicer.......................................................................................37
Section 7.02. Collection of Certain Mortgage Loan Payments; Collection Account...................................37
Section 7.03. Permitted Withdrawals from the Collection Account..................................................39
Section 7.04. Hazard Insurance Policies; Property Protection Expenses............................................40
Section 7.05. Assumption and Modification Agreements.............................................................40
Section 7.06. Realization Upon Defaulted Mortgage Loans..........................................................41
Section 7.07. Indenture Trustee to Cooperate.....................................................................42
Section 7.08. Servicing Compensation; Payment of Certain Expenses by Servicer....................................43
Section 7.09. Annual Statement as to Compliance..................................................................43
Section 7.10. Annual Independent Public Accountants' Servicing Report............................................43
Section 7.11. Access to Certain Documentation....................................................................44
Section 7.12. Maintenance of Fidelity Bond and Errors and Omissions Insurance....................................44
Section 7.13. The Subservicers...................................................................................44
Section 7.14. Reports to the Indenture Trustee; Collection Account Statements....................................44
Section 7.15. Optional Purchase of Defaulted Mortgage Loans......................................................45
Section 7.16. Reports to be Provided by the Servicer.............................................................45
Section 7.17. Adjustment of Servicing Compensation in Respect of Prepaid Mortgage Loans..........................48
Section 7.18. Periodic Advances..................................................................................48
Section 7.19. Indemnification; Third Party Claims................................................................48
Section 7.20. Maintenance of Corporate Existence and Licenses; Merger or Consolidation of the Servicer...........49
Section 7.21. Assignment of Agreement by Servicer; Servicer Not to Resign........................................50
Section 7.22. Back-up Servicing..................................................................................50

                                  ARTICLE VIII

                              APPLICATION OF FUNDS

Section 8.01. Deposits to the Payment Account....................................................................51
Section 8.02. Collection of Money................................................................................51
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Section 8.03. Application of Principal and Interest..............................................................51
Section 8.04. Effect of Payments by the Note Insurer; Subrogation................................................52
Section 8.05. Calculations of Fixed Rate and Market Value........................................................52

                                   ARTICLE IX

                                SERVICER DEFAULT

Section 9.01. Servicer Events of Default.........................................................................52
Section 9.02. Back-up Servicer to Act; Appointment of Successor; Confidential Information........................55
Section 9.03. Waiver of Defaults.................................................................................57
Section 9.04. Indenture Trustee To Act Solely with Consent of the Controlling Party..............................57
Section 9.05. Mortgage Loans, Trust Estate and Accounts Held for Benefit of the Note Insurer.....................57

                                    ARTICLE X

                                   TERMINATION

Section 10.01. Termination.......................................................................................58
Section 10.02. Additional Termination Requirements...............................................................58
Section 10.03. Accounting Upon Termination of Servicer...........................................................59

                                   ARTICLE XI

                              THE COLLATERAL AGENT

Section 11.01. Duties of the Collateral Agent....................................................................59
Section 11.02. Certain Matters Affecting the Collateral Agent....................................................61
Section 11.03. Collateral Agent Not Liable for the Note or Mortgage Loans........................................62
Section 11.04. Collateral Agent May Own the Note.................................................................62
Section 11.05. Collateral Agent's Fees and Expenses; Indemnity...................................................62
Section 11.06. Eligibility Requirements for Collateral Agent.....................................................62
Section 11.07. Resignation and Removal of the Collateral Agent...................................................63
Section 11.08. Successor Collateral Agent........................................................................63
Section 11.09. Merger or Consolidation of Collateral Agent.......................................................64

                                   ARTICLE XII

                                   [RESERVED]

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

Section 13.01. Limitation on Liability...........................................................................64
Section 13.02. Amendment.........................................................................................65
Section 13.03. Recordation of Agreement..........................................................................65
Section 13.04. Duration of Agreement.............................................................................65
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Section 13.05. Notices...........................................................................................65
Section 13.06. Severability of Provisions........................................................................66
Section 13.07. No Partnership....................................................................................66
Section 13.08. Successors and Assigns............................................................................66
Section 13.09. Headings..........................................................................................66
Section 13.10. Third Party Beneficiary...........................................................................66
Section 13.11. Tax Treatment of the Note.........................................................................67
Section 13.12. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL......................................67
Section 13.13. Counterparts......................................................................................67
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                                    EXHIBITS

EXHIBIT A           Indenture Trustee's Acknowledgement of Receipt
EXHIBIT B           [Reserved]
EXHIBIT C           Certification of Collateral Agent
EXHIBIT D           Request for Release of Documents
EXHIBIT E           Form of Release of Security Interest
EXHIBIT F           Form of Subsequent Transfer Agreement
EXHIBIT G           Form of Subsequent Sale Agreement
EXHIBIT H           Form of Demand Note
EXHIBIT I           Information Pertaining to the Originators and the Depositor

SCHEDULE I          Mortgage Loan Schedule
APPENDIX I           Definitions




                                      (iv)
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         SALE AND SERVICING AGREEMENT, dated as of March 1, 2001 (this
"Agreement"), by and among ABFS OSO, INC. a Delaware corporation, as depositor (the "Depositor"), AMERICAN BUSINESS CREDIT, INC., a Pennsylvania corporation ("ABC"), HOMEAMERICAN CREDIT, INC. D/B/A UPLAND MORTGAGE, a Pennsylvania corporation ("Upland") and AMERICAN BUSINESS MORTGAGE SERVICES, INC. a New Jersey corporation ("ABMS", and together with ABC and Upland, the "Originators"), AMERICAN BUSINESS FINANCIAL SERVICES INC., a Delaware corporation ("ABFS" and the "Guarantor"). ABFS MORTGAGE LOAN WAREHOUSE TRUST 2001-1, a Delaware business trust, as issuer (the "Trust"), AMERICAN BUSINESS CREDIT, INC., a Pennsylvania corporation, as servicer (the "Servicer"), EMC MORTGAGE CORPORATION, a Delaware corporation, as back-up servicer (the "Back-up Servicer") and THE CHASE MANHATTAN BANK, a New York banking corporation, as indenture trustee and collateral agent (respectively, the "Indenture Trustee" and the "Collateral Agent").

                               W I T N E S S E T H

         WHEREAS, the Originators desire to sell to the Depositor and the Depositor desires to sell to the Trust, and the Trust desires to purchase from the Depositor, the mortgage loans (the "Mortgage Loans") listed on Schedule I to this Agreement;

         WHEREAS, immediately after such purchase, the Trust will pledge such Mortgage Loans to the Indenture Trustee pursuant to the terms of an Indenture, dated as of March 1, 2001 (the "Indenture"), between the Trust and the Indenture Trustee, and issue the ABFS Mortgage Loan Warehouse Trust 2001-1, Mortgage Backed Note (the "Note");

         WHEREAS, the Servicer has agreed to service the Mortgage Loans, which constitute the principal assets of the Trust;

         WHEREAS, the Back-up Servicer has agreed to perform certain duties during the pendency of the Servicer's appointment hereunder and to act as successor Servicer if the Servicer is terminated;

         WHEREAS, the Collateral Agent will hold, on behalf of the Indenture Trustee, the Mortgage Loans and certain other assets pledged to the Indenture Trustee pursuant to the Indenture;

         WHEREAS, MBIA Insurance Corporation (the "Note Insurer") is intended to be a third-party beneficiary of this Agreement, and is hereby recognized by the parties hereto as a third-party beneficiary of this Agreement; and

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Trust, the Depositor, the Originators, ABFS, the Back-up Servicer, the Servicer, the Collateral Agent and the Indenture Trustee hereby agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

         Section 1.01. Certain Defined Terms. Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in Appendix I attached hereto.

         Section 1.02. Provisions of General Application(a) . (a) All accounting terms not specifically defined herein shall be construed in accordance with GAAP.

                  (b) The terms defined herein and in Appendix I to the Indenture include the plural as well as the singular.

                  (c) The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole. All references to Articles and Sections shall be deemed to refer to Articles and Sections of this Agreement.

                  (d) Any reference to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute to which reference is made and all regulations promulgated pursuant to such statutes.

                  (e) All calculations of interest with respect to the Class A Note provided for herein shall be made on the basis of a 360-day year and the actual number of days elapsed; provided, that, after a Rate Fixing Date, such calculations shall be made on the basis of a year of 360 days consisting of twelve 30-day months. All calculations of interest with respect to any Mortgage Loan provided for herein shall be made in accordance with the terms of the related Mortgage Note and Mortgage or, if such documents do not specify the basis upon which interest accrues thereon, on the basis of a 360-day year consisting of twelve 30-day months, to the extent permitted by applicable law.

                  (f) Any Mortgage Loan payment is deemed to be received on the date such payment is actually received by the Servicer; provided, however, that, for purposes of calculating payments on the Note, prepayments with respect to any Mortgage Loan are deemed to be received on the date they are applied in accordance with Accepted Servicing Practices consistent with the terms of the related Mortgage Note and Mortgage to reduce the outstanding Principal Balance of such Mortgage Loan on which interest accrues.

         Section 1.03. Business Day Certificate. On the Closing Date (with respect to the calendar year 2001) and thereafter, within fifteen (15) days prior to the end of each calendar year while this Agreement remains in effect (with respect to the succeeding calendar years), the Servicer shall provide to the Indenture Trustee, the Note Insurer and the Collateral Agent a certificate of a Servicing Officer specifying the days on which banking institutions in the Commonwealth of Pennsylvania are authorized or obligated by law, executive order or governmental decree to be closed.

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                                   ARTICLE II

                    SALE AND CONVEYANCE OF THE MORTGAGE LOANS

         Section 2.01. Purchase and Sale of Initial Mortgage Loans(a) . (a) On the Initial Closing Date, in consideration of each Originator's receipt of its related Originator Purchase Price, the Originators do hereby sell, transfer, assign, set over and convey to the Depositor, without recourse, but subject to the terms and provisions of this Agreement, all of their respective right, title and interest in and to (i) the Mortgage Loans listed in the Mortgage Loan Schedule attached as Schedule I to the Indenture (including property that secures a Mortgage Loan that becomes an REO Property), including the related Mortgage Files delivered or to be delivered to the Collateral Agent, on behalf of the Indenture Trustee, pursuant to the terms of this Agreement, including all payments of principal received, collected or otherwise recovered on and after the Initial Closing Date for each Mortgage Loan, all payments of interest due on each Mortgage Loan on and after the Initial Closing Date therefor whenever received and all other proceeds received in respect of such Mortgage Loans, (ii) the Insurance Policies, and (iii) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid assets, including, without limitation, all insurance proceeds and condemnation awards (the "Initial Originator Conveyed Assets").

                  (b) On the Initial Closing Date, in consideration of (i) the Initial Purchaser, on behalf of the Trust, delivering to or at the direction of, the Depositor an amount in cash equal to the sum of the Purchase Price for the Initial Mortgage Loans, and (ii) the Trust delivering to the Depositor the Trust Certificates to be issued pursuant to the Trust Agreement, the Depositor does hereby sell, transfer, assign, set over and convey to the Trust, without recourse, but subject to the terms and provisions of this Agreement, all of its respective right, title and interest in and to the Initial Originator Conveyed Assets and the Sale and Servicing Agreement (the "Initial Depositor Conveyed Assets").

                  (c) ABFS acknowledges that it is the 100% owner of all common stock issued by the Depositor, and the Depositor acknowledges that it is the 100% owner of all Trust Certificates issued by the Trust. As a consequence of the foregoing and in accordance with the definition of Originator Purchase Price, ABFS acknowledges and agrees to deliver a Demand Note to each Originator in the form attached as Exhibit H, on behalf of the Depositor, and in consideration for the transfers of Mortgage Loans made by the Depositor hereunder each of which Demand Note shall evidence the obligation of ABFS to pay to the applicable Originator on demand an amount equal to the cumulative excess of the Market Value of the Mortgage Loans sold by such Originator over the Cash Portion of such Originator's Originator Purchase Price.

                  (d) The closing for the purchase and sale of the Initial Mortgage Loans shall take place at the offices of Dewey Ballantine LLP, New York, NY, at 10:00 a.m., New York, New York time, on the Initial Closing Date, or such other place and time as the parties shall agree.

         Section 2.02. Purchase and Sale of Subsequent Mortgage Loans. Subject to the requirements of Section 2.03 hereof, the Depositor shall purchase the offered Subsequent Mortgage Loans pursuant to a Subsequent Transfer Agreement substantially in the form of Exhibit F hereto, and the Trust shall purchase the offered Subsequent Mortgage Loans pursuant to a Subsequent Sale Agreement substantially in the form of Exhibit G hereto.

         Section 2.03. Obligation to Purchase Subsequent Mortgage Loans. The obligations of the Depositor and the Trust, respectively, to purchase Mortgage Loans shall be subject to all the conditions thereto (including without limitation the status of such Mortgage Loans as Eligible Mortgage Loans as of the proposed date of sale thereof) set forth in this Agreement and the Indenture. The Depositor shall not be obligated to purchase any Mortgage Loans hereunder if it has not received payment in like cash amount in respect thereof from the Initial Purchaser or the Trust and the Trust shall not be obligated to purchase any Mortgage Loans hereunder if it has not received the Purchase Price therefore from the Initial Purchaser.

         Section 2.04. Possession of Mortgage Files; Access to Mortgage Files.(a) (a) Upon the receipt by the Depositor, or its designee, of the Originator Purchase Price for the Initial Mortgage Loans set forth in Section
2.01 hereof and the issuance of the Note pursuant to the Indenture, the ownership of each Mortgage Note, including principal due and interest accrued thereon after the Initial Closing Date, each Mortgage and the contents of the Mortgage File related to each Initial Mortgage Loan and all the other Initial Originator Conveyed Assets will be vested in the Trust, and will be pledged to the Indenture Trustee, for the benefit of the Noteholder and the Note Insurer.

                  (b) Pursuant to Section 2.05 hereof, the related Originator will have delivered or caused to be delivered the Indenture Trustee's Mortgage File related to each Initial Mortgage Loan to the Collateral Agent, on behalf of the Indenture Trustee.

                  (c) The Collateral Agent will be the custodian, on behalf of the Indenture Trustee, to hold the Indenture Trustee's Mortgage Files in trust for the benefit of all present and future Noteholders and the Note Insurer (and shall be deemed to have held such items on behalf of the Depositor and the Trust during the transfer thereof by each of the items comprising the Indenture Trustee's Mortgage Files prior to the Indenture Trustee's acquiring a security interest therein). In the event the Collateral Agent resigns or is removed, either (x) the Indenture Trustee (if the Indenture Trustee and the Collateral Agent are not the same Person) shall hold the Indenture Trustee's Mortgage Files, or (y) the Trust, at the direction of the Controlling Party, shall appoint a successor Collateral Agent to hold the Indenture Trustee's Mortgage Files as set forth in Section 11.08 hereof.

                  (d) The Collateral Agent shall afford the Depositor, the Originators, the Trust, the Initial Purchaser, the Note Insurer and the Servicer reasonable access to all records and documentation regarding the Mortgage Loans relating to this Agreement, such access being afforded at customary charges, upon reasonable prior written request and during normal business hours at the offices of the Collateral Agent.

         Section 2.05. Delivery of Mortgage Loan Documents(a) . (a) In connection with the transfer and assignment of the Mortgage Loans, the related Originator shall no less than three (3) Business Days prior to the Initial Closing Date, with respect to the Initial Mortgage Loans, and shall no less than three (3) Business Days prior to the Subsequent Purchase Date with respect to Subsequent Mortgage Loans, deliver to the Collateral Agent, on behalf of the Indenture Trustee (as pledgee of the Trust pursuant to the Indenture), the following documents or instruments with respect to each Mortgage Loan so transferred or assigned:

                  (i) the original Mortgage Note, endorsed without recourse from the Originators to "The Chase Manhattan Bank, as collateral agent for the holder of the related mortgage note from time to time"; including all intervening endorsements showing a complete chain of endorsement;

                  (ii) the related original Mortgage and related power of attorney, if any, with evidence of recording indicated thereon or a copy thereof certified by the applicable recording office;

                  (iii) if the original Mortgage does not show the related Originator as the mortgagor thereon, the recorded mortgage assignment, or copy thereof certified by the applicable recording office, showing a complete chain of assignment from the originator of the related Mortgage Loan to the related Originator (which assignment may, at such Originator's option, be combined with the assignment referred to in subpart (iv) hereof, in which case it must be in recordable form, but need not have been previously recorded);

                  (iv) a mortgage assignment in recordable form (which, if acceptable for recording in the relevant jurisdiction, may be included in a blanket assignment or assignments) of each Mortgage endorsed from the related Originator to "The Chase Manhattan Bank, as collateral agent for the holder of the related mortgage note from time to time";

                  (v) originals of all assumption, modification and substitution agreements in those instances where the terms or provisions of a Mortgage or Mortgage Note have been modified or such Mortgage or Mortgage Note has been assumed; and

                  (vi) an original title insurance policy (or (A) a copy of the title insurance policy, or (B) a binder thereof or copy of such binder together with a certificate from the related Originator that the original Mortgage has been delivered to the title insurance company that issued such binder for recordation); and

                  (vii) if the Mortgage Loan Schedule indicates that such Mortgage Loan is a business purpose loan, an original surety agreement, if any.

         In instances where the original recorded Mortgage and an original assignment cannot be delivered by the related Originator to the Collateral Agent, on behalf of the Indenture Trustee, prior to or concurrently with the execution and delivery of this Agreement (or, with respect to Subsequent Mortgage Loans, prior to or on the related Subsequent Purchase Date), due to a delay in connection with recording, the related Originator may:

         (x) in lieu of delivering such original recorded Mortgage, deliver to the Collateral Agent, on behalf of the Indenture Trustee, a copy thereof; provided, that the related Originator certifies that the original Mortgage has been delivered to a title insurance company for recordation after receipt of its policy of title insurance or binder therefor; and

         (y) in lieu of delivering such original mortgage assignment in recordable form, deliver to the Collateral Agent, on behalf of the Indenture Trustee, the assignment in recordable form, otherwise complete except for recording information.

                  (b) In the event (i) a Mortgage Loan has been transferred to and held by the Trust for 180 days or more, or (ii) an Event of Default has occurred and is continuing, as promptly as practicable, but in any event within thirty (30) days, the Servicer shall promptly submit for recording in the appropriate public office for real property records, each assignment referred to in Section 2.05(a)(iv). The Collateral Agent, on behalf of the Indenture Trustee, shall retain a copy of each assignment submitted for recording. In the event that any such assignment is lost or returned unrecorded because of a defect therein, such Originator shall promptly prepare a substitute assignment or cure such defect, as the case may be, and thereafter such Originator shall submit each such assignment for recording. The costs relating to the delivery and recordation of the documents in connection with the Mortgage Loans as specified in this Article II shall be borne by the related Originator.

                  (c) The related Originator shall, within five (5) Business Days after the receipt thereof, deliver, or cause to be delivered, to the Collateral Agent, on behalf of the Indenture Trustee: (i) the original recorded Mortgage and related power of attorney, if any, in those instances where a copy thereof certified by the related Originator was delivered to the Collateral Agent, on behalf of the Indenture Trustee; (ii) the assignment of Mortgage from the related Originator to the Indenture Trustee, which, together with any original recorded intervening assignments of Mortgage, evidencing a complete chain of assignment from the originator of the Mortgage Loan to the Indenture Trustee, in those instances where copies of such assignments certified by the related Originator were delivered to the Collateral Agent, on behalf of the Indenture Trustee, and (iii) the title insurance policy or title opinion required in Section 2.05(a)(vi). In the event the assignment is recorded in accordance with Section 2.05(b), the Collateral Agent shall review the recorded assignment to confirm the information contained therein. The Collateral Agent shall notify the Indenture Trustee, the Note Insurer and the Servicer, of any defect in such assignment based on such review. The Servicer shall have a period of thirty (30) days following such notice to correct or cure such defect or to cause the related Originator to correct or cure such defect. If the Servicer or the related Originator fails to record an assignment of a Mortgage as provided herein, the Collateral Agent shall, at the Servicer's expense, use reasonable efforts to prepare and, if required hereunder, file such assignments for recordation in the appropriate real property or other records and the related Originator hereby appoints the Collateral Agent as its attorney-in-fact with full power and authority acting in its stead for the purpose of such preparation, execution and filing to correct or cure such defect. Notwithstanding anything to the contrary contained in this Section 2.05, in those instances where the public recording office retains the original Mortgage, power of attorney, if any, assignment or assignment of Mortgage after it has been recorded or such original has been lost, the related Originator shall be deemed to have satisfied its obligations hereunder upon delivery to the Collateral Agent, on behalf of the Indenture Trustee, of a copy of such Mortgage, power of attorney, if any, assignment or assignment of Mortgage certified by the public recording office to be a true copy of the recorded original thereof. From time to time the Depositor or the related Originator may forward, or cause to be forwarded, to the Collateral Agent, on behalf of the Indenture Trustee, additional original documents evidencing any assumption or modification of a Mortgage Loan.

                  (d) All original documents relating to the Mortgage Loans that are not delivered to the Collateral Agent, on behalf of the Indenture Trustee, as permitted by Section 2.05(a) hereof are, and shall be, held by the Servicer, the Depositor or the related Originator, as the case may be, in trust for the benefit of the Indenture Trustee, on behalf of the Noteholder and the Note Insurer. In the event that any such original document is required pursuant to the terms of this Section 2.05 to be a part of an Indenture Trustee's Mortgage File, such document shall be delivered promptly to the Collateral Agent, on behalf of the Indenture Trustee. From and after the sale of the Mortgage Loans to the Trust pursuant hereto, to the extent that the Depositor or the related Originator retains legal title of record to any Mortgage Loans prior to the vesting of legal title in the Trust, such title shall be retained in trust for the Trust as the owner of the Mortgage Loans, and the Indenture Trustee, as the pledgee of the Trust under the Indenture. In acting as custodian of any original document which is part of the Indenture Trustee's Mortgage Files, the Servicer agrees further that it does not and will not have or assert any beneficial ownership interest in the related Mortgage Loans or the Mortgage Files. Promptly upon the Servicer's receipt of any such original document, the Servicer, on behalf of the Trust, shall mark conspicuously each such original document, and its master data processing records with a legend evidencing that the Trust has purchased the related Mortgage Loan and all right and title thereto and interest therein, and pledged such Mortgage Loan and all right and title thereto and interest therein to the Indenture Trustee, on behalf of the Noteholder and the
Note Insurer.

         Section 2.06. Acceptance of the Trust Estate; Certain Substitutions; Certification by the Collateral Agent(a) . (a) Upon delivery of the Note Insurance Policy to the Indenture Trustee, the Indenture Trustee agrees to execute and deliver to the Depositor, the Note Insurer, the Collateral Agent and the Servicer an acknowledgement of receipt of the Note Insurance Policy in the form attached as Exhibit A hereto.

                  (b) The Collateral Agent is authorized and directed, on behalf of the Indenture Trustee, to execute and deliver to the Depositor, the Note Insurer, the Indenture Trustee, the Servicer, the Rating Agencies and the related Originator, on or prior to 2:00 p.m., New York, New York time on the Business Day preceding the Initial Closing Date or any Subsequent Purchase Date, as applicable, with respect to each Mortgage Loan transferred on such date, a certification in the form attached hereto as Exhibit C to the effect that, except as otherwise noted, as to each Mortgage Loan listed in the related Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to Section 2.05(a)(i), (ii), (iii), (iv) and (vi) and, to the extent included in the Mortgage File, documents in Section 2.05(a)(v) are in its possession, (ii) each such document and each other document included in the Mortgage File has been reviewed by it and has not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if they reasonably appear to be initialed or otherwise accepted by the Mortgagor), appears regular on its face and relates to such Mortgage Loan, and (iii) based on its examination and only as to the foregoing documents, the information set forth in clauses (i), (ii), (v), (vi),
(viii) and (ix) of the definition of "Mortgage Loan Schedule" accurately reflects the information set forth in the Indenture Trustee's Mortgage File delivered on such date.

                  In performing any such review, the Collateral Agent may conclusively rely on the Originators as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Collateral Agent's review of the Indenture Trustee's Mortgage Files is limited solely to confirming that the documents listed in Section 2.05 have been executed and received and relate to the Indenture Trustee's Mortgage Files identified in the related Mortgage Loan Schedule. The Collateral Agent shall be under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Indenture Trustee's Mortgage File should include any of the documents specified in Section 2.05(a)(v). It is understood that the scope of the Collateral Agent's review of the Indenture Trustee's Mortgage Files is limited solely to confirming that the documents listed in Section 2.05(a)(i),
(ii), (iii), (iv), (v) (to the extent included in the Mortgage File) and (vi) have been received and further confirming that any and all documents delivered pursuant to these Sections have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule and that the information set forth in clauses (i), (ii), (v), (vi), (viii) and (ix) of the definition of Mortgage Loan Schedule accurately reflects the information set forth in the Indenture Trustee's Mortgage File. The Collateral Agent shall have no responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction.

                  (c) If notwithstanding the delivery of its Certificate pursuant to Section 2.06(b), the Collateral Agent during the process of reviewing the Indenture Trustee's Mortgage Files subsequently finds any document constituting a part of an Indenture Trustee's Mortgage File which is not executed, has not been received, is unrelated to the Mortgage Loan identified in the related Mortgage Loan Schedule, or does not conform to the requirements of
Section 2.05 or the description thereof as set forth in the related Mortgage Loan Schedule, the Collateral Agent shall promptly so notify the Servicer, the Depositor, the Originators, the Indenture Trustee, the Note Insurer and the Initial Purchaser. Pursuant to Section 4.02(b), the Depositor and the Originators have agreed to use reasonable efforts to cause to be remedied a material defect in a document constituting part of an Indenture Trustee's Mortgage File of which it is so notified by the Collateral Agent. If, however, within thirty (30) Business Days after the Collateral Agent's notice to it respecting such defect the Depositor or the Originators have not caused to be remedied the defect and the Depositor or the related Originator has not delivered to the Collateral Agent a certificate to the effect that the defect does not materially and adversely affect the value of, or the interest of the Noteholder, the Indenture Trustee or the Note Insurer in the related Mortgage Loan, the Depositor or the Originators will be obligated, pursuant to Section 4.02, to either (i) substitute in lieu of such Mortgage Loan a Qualified Substitute Mortgage Loan in the manner and subject to the conditions set forth in Section 4.02 or (ii) purchase such Mortgage Loan at a purchase price equal to the Loan Repurchase Price. Upon receipt by the Collateral Agent and the Indenture Trustee of a certification of a Servicing Officer, in the form attached hereto as Exhibit D, in respect of a substitution or purchase and, in the case of a substitution, upon receipt by the Collateral Agent, on behalf of the Indenture Trustee, of the related Indenture Trustee's Mortgage File, and the delivery of the certification required to be delivered by the Collateral Agent pursuant to Section 2.06(b) (with no exceptions noted) and the deposit of the amounts described above in the Collection Account, the Collateral Agent shall release to the Servicer for release to the Originators (or the Depositor, as the case may be) the related Indenture Trustee's Mortgage File and the Indenture

Trustee shall execute, without recourse, and deliver such instruments of transfer furnished by the Originators (or the Depositor, as the case may be) as may be necessary to transfer such Mortgage Loan to the Originator (or the Depositor, as the case may be) . The Collateral Agent shall notify the Note Insurer and the Indenture Trustee if the Depositor or the Originators fail to repurchase or substitute for a Mortgage Loan in accordance with the foregoing.

         Section 2.07. Grant of Security Interest(a) . (a) It is intended that the conveyance of the Mortgage Loans and other property by the Originators to the Depositor, and by the Depositor to the Trust, as provided in this Article II be, and be construed as, sales of the Mortgage Loans and such other property by Originators to the Depositor and by the Depositor to the Trust, respectively. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans or such other property by the Originators to the Depositor, and by the Depositor to the Trust, to secure a debt or other obligation of the Originators or the Depositor, as the case may be. However, in the event that the Mortgage Loans or any of such other property are held to be property of the Originators or the Depositor, as the case may be, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans or any of such other property, then it is intended that: (i) this Agreement shall also be deemed to be a security agreement within the meaning of the Uniform Commercial Code between the respective assignor and assignee; (ii) the conveyance provided for in this Article II shall be deemed to be a grant by the Originators to the Depositor, and by the Depositor to the Trust, respectively, of a security interest in all of such Originator's or the Depositor's respective right, title and interest in and to the Mortgage Loans and such other property and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts from time to time held or invested in the Payment Account, whether in the form of cash, instruments, securities or other property; (iii) the possession by the Collateral Agent, on behalf of the Indenture Trustee, of the Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to the Uniform Commercial Code; and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from financial intermediaries, bailees or agents, as applicable, of the Indenture Trustee for the purpose of perfecting such security interest under applicable law. The Depositor, the Servicer, on behalf of the Trust, the Collateral Agent and the Indenture Trustee, shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans or any of such other property, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.

                  (b) The Originators, the Depositor and the Servicer shall take no action inconsistent with the Trust's ownership of the Trust Estate and each shall indicate or shall cause to be indicated in its records and records held on its behalf that ownership of each Mortgage Loan and the other assets in the Trust Estate are held by the Collateral Agent, on behalf of the Indenture Trustee, for the benefit of the Noteholder and the Note Insurer. The Collateral

Agent is authorized to act, pursuant to the terms of this Agreement, as agent and bailee of the Indenture Trustee for the benefit of the Noteholder and the
Note Insurer and shall be authorized to act at the direction of such parties. In addition, the Originators, the Depositor and the Servicer shall respond to any inquiries from third parties with respect to ownership of a Mortgage Loan or any other asset in the Trust Estate by stating that it is not the owner of such asset and that the Trust is the owner of such Mortgage Loan or other asset in the Trust Estate, which is held by the Collateral Agent, on behalf of the Indenture Trustee, for the benefit of the Noteholder and the Note Insurer.

         Section 2.08. Further Action Evidencing Assignments(a) . (a) The Servicer agrees that, from time to time, at its expense, it shall cause the Originators to (and the Depositor on behalf of itself also agrees that it shall), promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or appropriate, or that the Servicer, the Indenture Trustee or the Collateral Agent may reasonably request, in order to perfect, protect or more fully evidence the transfer of ownership of the Mortgage Loans and other assets in the Trust Estate or to enable the Collateral Agent, on behalf of the Indenture Trustee, to exercise or enforce any of its rights hereunder. Without limiting the generality of the foregoing, the Servicer, the Originators and the Depositor will, upon the request of the Servicer, the Indenture Trustee or the Collateral Agent execute and file (or cause to be executed and filed) such real estate filings, financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate.

                  (b) The Originators and the Depositor hereby grant to the Servicer, the Indenture Trustee, the Collateral Agent and the Back-up Servicer, if required, powers of attorney to execute all documents on its behalf under this Agreement as may be necessary or desirable to effectuate the foregoing.

         Section 2.09. Assignment of Agreement. The Originators and the Depositor hereby acknowledge and agree that the Trust has assigned its interest under this Agreement to the Indenture Trustee, for the benefit of the Noteholder and the Note Insurer, pursuant to the Indenture, that no further notice to, or consent of, the Originators or the Depositor is required with respect to such assignment, and the Indenture Trustee shall succeed to such of the rights of the Trust hereunder as have been so assigned. The Trust shall, pursuant to the Indenture, assign all of its right, title and interest in and to the Mortgage Loans and its right to exercise the remedies created by Section 2.06 and 4.02 for breaches of the representations, warranties, agreements and covenants of the Depositor or the Originators contained in Sections 2.05, 2.06, 3.01 and 4.01, assign such right, title and interest to the Indenture Trustee, for the benefit of the Noteholder and the Note Insurer. The Originators and the Depositor agree that, upon such assignment to the Indenture Trustee, such representations, warranties, agreements and covenants will run to and be for the benefit of the Indenture Trustee and the Indenture Trustee may enforce, without joinder of the Trust, the repurchase obligations of the Depositor and the Originators set forth herein with respect to breaches of such representations, warranties, agreements and covenants.

         Section 2.10. Books and Records. The transfer of each Mortgage Loan shall be reflected on each of the Originators' and the Depositor's accounting and other related records, balance sheet and other financial statements as a sale of assets by the Originators to the Depositor and by the Depositor to the Trust, respectively. Each of the Originators and the Depositor shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be clearly marked to reflect the ownership of each Mortgage Loan by the Trust, and the pledge of each Mortgage Loan by the Trust to the Indenture Trustee, for the benefit of the Noteholder.

         Section 2.11. Cost of Delivery and Recordation of Documents. The costs relating to the delivery and recordation of the documents in connection with the Mortgage Loans as specified in this Article II shall be borne by the Originators or upon Default, will be deemed a reimbursable Servicing Advance.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         Section 3.01. Representations, Warranties and Covenants of the Originators. Each of the Originators hereby represents, warrants and covenants, in respect of itself only, to the Depositor, the Indenture Trustee, the Trust, the Collateral Agent, the Note Insurer, Back-up Servicer and the Noteholder, as of each Closing Date, that:

                  (a) The Originator is a corporation duly organized, validly existing and in good standing under the laws of (i) with respect to ABC and Upland, the State of Pennsylvania, or (ii) with respect to ABMS, the State of New Jersey, and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Originator and to perform its obligations as the Originator hereunder, and in any event the Originator is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan; the Originator has the full power and authority, corporate and otherwise, to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Originator and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Originator; and all requisite corporate action has been taken by the Originator to make this Agreement valid and binding upon the Originator in accordance with its terms;

                  (b) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Originator of, or compliance by the Originator with, this Agreement or the sale of the Mortgage Loans pursuant to the terms of this Agreement or the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the Closing Date;

                  (c) Neither the execution and delivery of this Agreement, nor the acquisition or origination of the Mortgage Loans by the Originator or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, has or will conflict with or result in a breach of any of the terms, conditions or provisions of the Originator's charter or by-laws or any legal restriction or any agreement or instrument to which the Originator is now a party or by which it is bound or to which its property is subject, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Originator or its property is subject, or impair the ability of the Indenture Trustee (or the Servicer as the agent of the Indenture Trustee) to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

                  (d) Neither this Agreement nor any statement, report or other document prepared by the Originator and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement or alleged untrue statement of any material fact or omits to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading;

                  (e) There is no action, suit, proceeding or investigation pending or, to the knowledge of the Originator, threatened before a court, administrative agency or government tribunal against the Originator which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Originator, or in any material impairment of the right or ability of the Originator to carry on its business substantially as now conducted, or in any material liability on the part of the Originator, or which would draw into question the validity of this Agreement, the Mortgage Loans, or of any action taken or to be taken in connection with the obligations of the Originator contemplated herein, or which would impair materially the ability of the Originator to perform under the terms of this Agreement or that will prohibit its entering into this Agreement or the consummation of any of the transactions contemplated hereby;

                  (f) The Originator is not in violation of or in default with respect to, and the execution and delivery of this Agreement by the Originator and its performance of and compliance with the terms hereof will not constitute a violation or default with respect to, any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which violation or default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Originator or its properties or might have consequences that would materially and adversely affect its performance hereunder or under any subservicing agreement;

                  (g) Upon the receipt of each Mortgage File by the Depositor (or its assignee) under this Agreement, the Depositor (or its assignee) will have good title to each related Mortgage Loan and such other items comprising the corpus of the Trust Estate free and clear of any lien created by the Originator (other than liens which will be simultaneously released);

                  (h) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Originator, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Originator pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

                  (i) With respect to any Mortgage Loan purchased by the Originator, the Originator acquired title to the Mortgage Loan in good faith, without notice of any adverse claim;

                  (j) The Originator believes that it can perform each and every covenant contained in this Agreement. The Originator is solvent and the sale of the Mortgage Loans by the Originator pursuant to the terms of this Agreement will not cause the Originator to become insolvent. The sale of the Mortgage Loans by the Originator pursuant to the terms of this Agreement was not undertaken with the intent to hinder, delay or defraud any of the Originator's creditors;

                  (k) The Mortgage Loans are not intentionally selected in a manner so as to affect adversely the interests of the Depositor or of any transferee of the Depositor (including the Trust and the Indenture Trustee);

                  (l) The Originator will treat the disposition of the Mortgage Loans pursuant to this Agreement as a sale for all purposes, including tax and accounting purposes;

                  (m) The Originator is not an "investment company" or a company "controlled by an investment company" within the meaning of the Investment Company Act of 1940, as amended;

                  (n) The Originator is not involved in the day-to-day management of the Depositor or the Trust, except to the limited extent provided in the Basic Documents.

                  (o) The financial statements and books and records of the Originator prepared after the Closing Date reflect the separate existence of the Depositor and the Trust.

                  (p) The Originator does not act as an agent of the Depositor or the Trust in any capacity except to the limited extent provided in the Basic Documents, but instead presents itself to the public as an entity separate from the Depositor and the Trust.

                  (q) The Originators shall cooperate with such parties and the firm of independent certified public accountants retained with respect to the issuance of the Note in making available all information and taking all steps reasonably necessary or reasonably required by the Note Insurer to permit the accountants' letters required hereunder to be delivered within the times set for delivery herein;

                  (r) The Originators agree to satisfy or cause to be satisfied on or prior to the Closing Date, all of the conditions set forth in Section 4.01 of the Indenture that are within the Originator's (or their agents') control;

                  (s) The Originator hereby agrees to do all acts, transactions, and things and to execute and deliver all agreements, documents, instruments, and papers by and on behalf of the Originator as the Indenture Trustee, Owner Trustee, the Note Insurer or the Initial Purchaser or their counsel may reasonably request in order to (A) consummate the transfer of the Mortgage Loans to the Depositor and from the Depositor to the Trust and the subsequent transfer thereof to the Indenture Trustee, and the issuance and sale of the Note;

                  (t) The Originator shall not, until one year and one day after such time as the Note is paid in full (i) institute the filing of a bankruptcy petition against the Depositor or the Trust based upon any claim in its favor arising under the Basic Documents, (ii) file a petition or consent to a petition seeking relief on behalf of the Depositor or the Trust under the Bankruptcy Code, (iii) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or similar official) of the Depositor or the Trust or a substantial part of their property, (iv) make any assignment for the benefit of the Depositor's or the Trust's creditors or (v) cause the Depositor or the Trust to admit its inability to pay its debts generally as they become due;

                  (u) The Originator has not dealt with any broker or agent or anyone else that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans to the Depositor other than to the Depositor or an affiliate thereof;

                  (v) The consideration received by the Originator upon the sale of the Mortgage Loans under this Agreement constitutes fair consideration and reasonably equivalent value for the Mortgage Loans; and

                  (w) The principal place of business and chief executive office of such Originator and the offices where it keeps all of its records relating to the Mortgage Loans are located at the address(es) of such Originator listed on
Exhibit I or such other locations of which the Indenture Trustee and the Note Insurer have been notified in accordance with this Section 3.01 in jurisdictions where all action required by this Section 3.01 has been taken and completed. The Federal Employer Identification Number of such Originator is correctly set forth on Exhibit I. In the past five (5) years preceding the date hereof, such Originator has not used any corporate names, trade names or assumed names other than the name in which it has executed this Agreement and the names listed in
Exhibit I hereto. The Originator will not change its name, identity or corporate structure or relocate its chief executive office or any office where records relating to the Mortgage Loans are kept or change its jurisdiction of incorporation unless it shall have: (i) given the Indenture Trustee and the Note Insurer at least thirty (30) days' prior written notice thereof and (ii) delivered to the Indenture Trustee and the Note Insurer all financing statements, instruments and other documents reasonably requested by the Indenture Trustee or the Note Insurer in connection with such change or relocation.

         It is understood and agreed that the representations, warranties and covenants set forth in this Section 3.01 shall survive the delivery of the respective Indenture Trustee's Mortgage Files to the Collateral Agent, on behalf of the Indenture Trustee or to another custodian, as the case may be, and inure to the benefit of the Indenture Trustee, the Trust, the Note Insurer, and the Noteholder.

         Section 3.02. Representations and Warranties of the Servicer. The Servicer hereby represents and warrants to the Indenture Trustee, the Depositor, ABFS, the Collateral Agent, the Trust, the Note Insurer, Back-up Servicer and the Noteholder as of each Closing Date and during the term of this Agreement that:

                  (a) Each of the Servicer and the Subservicers is duly organized, validly existing and in good standing under the laws of their respective states of incorporation and has the power to own its assets and to transact the business in which it is currently engaged. Each of the Servicer and the Subservicers is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it or the performance of its obligations hereunder requires such qualification and in which the failure so to qualify could reasonably be expected to have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Servicer or the Subservicers or the performance of their respective obligations hereunder;

                  (b) The Servicer has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement, and assuming the due authorization, execution and delivery hereof by the other parties hereto constitutes, or will constitute, the legal, valid and binding obligation of the Servicer, enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (c) The Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency which consent already has not been obtained in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except such as have been obtained prior to the Closing Date;

                  (d) The execution, delivery and performance of this Agreement by the Servicer will not violate any provision of any existing law or regulation or any order or decree of any court or the charter or bylaws of the Servicer, or constitute a breach of any mortgage, indenture, contract or other Agreement to which the Servicer is a party or by which it may be bound;

                  (e) There is no action, suit, proceeding or investigation pending or threatened against the Servicer or the Subservicers which, either in any one instance or in the aggregate, is, in the Servicer's judgment, likely to result in any material adverse change in the business, operations, financial condition, properties, or assets of the Servicer or the Subservicers, or in any material impairment of the right or ability of any of them to carry on its business substantially as now conducted, or in any material liability on the part of any of them, or which would draw into question the validity of this Agreement, the Note, or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer or the Subservicers contemplated herein or therein, or which would be likely to impair materially the ability of the Servicer or the Subservicers to perform their respective obligations hereunder;

                  (f) Neither this Agreement nor any statement, report, or other document furnished by the Servicer or the Subservicers pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact provided by or on behalf of the Servicer or omits to state a fact necessary to make the statements provided by or on behalf of the Servicer contained herein or therein not misleading;

                  (g) The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

                  (h) None of the Servicer or the Subservicers is an "investment company" or a company "controlled by an investment company," within the meaning of the Investment Company Act of 1940, as amended;

                  (i) no Servicer Event of Default or event or circumstance which, with the giving of notice or the passage of time, or both, could constitute a Servicer Event of Default, has occurred or would result from any transfer to be made on such Closing Date; and

                  (j) The Servicer shall take such actions as may be reasonably necessary to effect Dispositions in accordance with Section 10.04 of the Indenture as the Disposition Participants may reasonably request and direct, including without limitation, providing the Originators, the Trust and the Depositor such information as may be required to make representations and warranties required hereunder.

                  It is understood and agreed that the representations, warranties and covenants set forth in this Section 3.02 shall survive the delivery of the respective Indenture Trustee's Mortgage Files to the Collateral Agent, on behalf of the Indenture Trustee or to another custodian, as the case may be, and inure to the benefit of the Indenture Trustee, the Trust, the Note Insurer and the Noteholder.

         Section 3.03. Representations, Warranties and Covenants of the Depositor. The Depositor hereby represents, warrants and covenants to the Indenture Trustee, the Originators, the Trust, the Collateral Agent, the Noteholder, the Note Insurer, ABFS, Back-up Servicer and the Servicer that as of the date of this Agreement or as of such date specifically provided herein:

                  (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

                  (b) The Depositor has the corporate power and authority to convey the Mortgage Loans and to execute, deliver and perform, and to enter into and consummate transactions contemplated by this Agreement;

                  (c) This Agreement has been duly and validly authorized, executed and delivered by the Depositor, all requisite corporate action having been taken, and, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes or will constitute the legal, valid and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (d) No consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by the Depositor with this Agreement or the consummation by the Depositor of any of the transactions contemplated hereby, except as have been made on or prior to the Closing Date;

                  (e) None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby or thereby, or the fulfillment of or compliance with the terms and conditions of this Agreement,
(i) conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default or results or will result in an acceleration under (A) the charter or bylaws of the Depositor, or (B) of any term, condition or provision of any material indenture, deed of trust, contract or other agreement or instrument to which the Depositor or any of its subsidiaries is a party or by which it or any of its subsidiaries is bound; (ii) results or will result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Depositor of any court or governmental authority having jurisdiction over the Depositor or its subsidiaries; or (iii) results in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any documents or instruments evidencing or securing the Mortgage Loans;

                  (f) There are no actions, suits or proceedings before or against or investigations of, the Depositor pending, or to the knowledge of the Depositor, threatened, before any court, administrative agency or other tribunal, and no notice of any such action, which, in the Depositor's reasonable judgment, might materially and adversely affect the performance by the Depositor of its obligations under this Agreement, or the validity or enforceability of this Agreement; and

                  (g) The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency that may materially and adversely affect its performance hereunder.

                  (h) Upon the receipt of each Mortgage File by the Trust (or its assignee) under this Agreement, the Trust (or its assignee) will have good title to each related Mortgage Loan and such other items comprising the corpus of the Trust Estate free and clear of any lien created by the Depositor (other than liens which will be simultaneously released);

                  (i) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Depositor, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Depositor pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

                  (j) With respect to any Mortgage Loan purchased by the Depositor, the Depositor acquired title to the Mortgage Loan in good faith, without notice of any adverse claim;

                  (k) The Depositor believes, that it can perform each and every covenant contained in this Agreement. The Depositor is solvent and the sale of the Mortgage Loans by the Depositor pursuant to the terms of this Agreement will not cause the Depositor to become insolvent. The sale of the Mortgage Loans by the Depositor pursuant to the terms of this Agreement was not undertaken with the intent to hinder, delay or defraud any of the Depositor's creditors;

                  (l) The Mortgage Loans are not intentionally selected in a manner so as to affect adversely the interests of the Trust or of any transferee of the Trust (including the Indenture Trustee);

                  (m) The Depositor is not an "investment company" or a company controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended; and

                  (n) The principal place of business and chief executive office of the Depositor and the offices where it keeps all of its records relating to the Mortgage Loans are located at the address(es) of the Depositor listed on
Exhibit I or such other locations of which the Indenture Trustee and the Note Insurer have been notified in accordance with this Section 3.03 in jurisdictions where all action required by this Section 3.03 has been taken and completed. The Federal Employer Identification Number of the Depositor is correctly set forth on Exhibit I. In the past five (5) years preceding the date hereof, the Depositor has not used any corporate names, trade names or assumed names other than the name in which it has executed this Agreement and the names listed in
Exhibit I hereto. The Depositor will not change its name, identity or corporate structure or relocate its chief executive office or any office where records relating to the Mortgage Loans are kept or change its jurisdiction of incorporation unless it shall have: (i) given the Indenture Trustee and the Note Insurer at least thirty (30) days' prior written notice thereof and (ii) delivered to the Indenture Trustee and the Note Insurer all financing statements, instruments and other documents reasonably requested by the Indenture Trustee or the Note Insurer in connection with such change or relocation.

         It is understood and agreed that the representations, warranties and covenants set forth in this Section 3.03 shall survive delivery of the respective Indenture Trustee's Mortgage Files to the Collateral Agent, on behalf of the Indenture Trustee or to another custodian, as the case may be, and shall inure to the benefit of the Indenture Trustee, the Trust, the Note Insurer, and the Noteholder.

         Section 3.04. Representations, Warranties and Covenants of the Indenture Trustee and the Collateral Agent. The Indenture Trustee and the Collateral Agent hereby represent, warrant and covenant to the Trust, the Servicer, the Originators, the Note Insurer, Back-up Servicer and the Depositor that as of the date of this Agreement or as of such date specifically provided herein:

                  (a) Each of the Indenture Trustee and the Collateral Agent is a banking corporation duly organized, validly existing and in good standing under the laws of the State of New York;

                  (b) Each of the Indenture Trustee and the Collateral Agent has the corporate power and authority to execute, deliver and perform, and to enter into and consummate transactions contemplated by this Agreement;

                  (c) This Agreement has been duly and validly authorized, executed and delivered by the Indenture Trustee and the Collateral Agent, all requisite corporate action having been taken, and, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes or will constitute the legal, valid and binding agreement of the Indenture Trustee and the Collateral Agent, enforceable against such party in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (d) It is understood and agreed that the representations, warranties and covenants set forth in this Section 3.04 shall survive delivery of the respective Indenture Trustee's Mortgage Files to the Collateral Agent, on behalf of the Indenture Trustee or to another custodian, as the case may be.

         Section 3.05. Representations, Warranties and Covenants of the Back-up Servicer. The Back-up Servicer hereby represents, warrants and covenants to the Trust, the Servicer, the Originators, the Note Insurer, Indenture Trustee, ABFS, Collateral Agent and the Depositor that as of the date of this Agreement or as of such date specifically provided herein:

                  (a) Each of the Back-up Servicer and any subservicer engaged by the Back-up Servicer is duly organized, validly existing and in good standing under the laws of their respective states of incorporation and has the power to own its assets and to transact the business in which it is currently engaged. Each of the Back-up Servicer and any subservicer engaged by the Back-up Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it or the performance of its obligations hereunder requires such qualification and in which the failure so to qualify could reasonably be expected to have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Back-up Servicer or any subservicer engaged by the Back-up Servicer or the performance of their respective obligations hereunder;

                  (b) The Back-up Servicer has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement, and assuming the due authorization, execution and delivery hereof by the other parties hereto constitutes, or will constitute, the legal, valid and binding obligation of the Back-up Servicer, enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (c) The Back-up Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency which consent already has not been obtained in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except such as have been obtained prior to the Closing Date;

                  (d) The execution, delivery and performance of this Agreement by the Back-up Servicer will not violate any provision of any existing law or regulation or any order or decree of any court or the charter or bylaws of the Back-up Servicer, or constitute a breach of any mortgage, indenture, contract or other Agreement to which the Back-up Servicer is a party or by which it may be bound;

                  (e) There is no action, suit, proceeding or investigation pending or threatened against the Back-up Servicer or any subservicer engaged by the Back-up Servicer which, either in any one instance or in the aggregate, is, in the Back-up Servicer's judgment, likely to result in any material adverse change in the business, operations, financial condition, properties, or assets of the Back-up Servicer or any subservicer engaged by the Back-up Servicer, or in any material impairment of the right or ability of any of them to carry on its business substantially as now conducted, or in any material liability on the part of any of them, or which would draw into question the validity of this Agreement, the Note, or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Back-up Servicer or any subservicer engaged by the Back-up Servicer contemplated herein or therein, or which would be likely to impair materially the ability of the Back-up Servicer or any subservicer engaged by the Back-up Servicer to perform their respective obligations hereunder;

                  (f) Neither this Agreement nor any statement, report, or other document furnished by the Back-up Servicer or any subservicer engaged by the Back-up Servicer pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact provided by or on behalf of the Back-up Servicer or omits to state a fact necessary to make the statements provided by or on behalf of the Back-up Servicer contained herein or therein not misleading;

                  (g) The Back-up Servicer believes that it can perform each and every covenant relating to the Back-up Servicer contained in this Agreement; and

                  (h) None of the Back-up Servicer or any subservicer engaged by the Back-up Servicer is an "investment company" or a company "controlled by an investment company," within the meaning of the Investment Company Act of 1940, as amended.

                                   ARTICLE IV

                               THE MORTGAGE LOANS

         Section 4.01. Representations and Warranties Concerning the Mortgage Loans. The Originators and the Depositor represent and warrant to the Indenture Trustee, the Collateral Agent, the Trust, the Liquidity Provider, the Note Insurer, ABFS and the Noteholder that, as of the Closing Date, as to each Initial Mortgage Loan, and as of the Subsequent Purchase Date, as to each Subsequent Mortgage Loan, both immediately prior and immediately after the sale and transfer of such Mortgage Loan by the Originators to the Depositor and by the Depositor to the Trust:

                  (a) The information set forth in each Mortgage Loan Schedule is complete, true and correct;

                  (b) The information to be provided by the Originators or any Affiliate to the Depositor, the Trust, the Collateral Agent, the Indenture Trustee and the Note Insurer in connection with an Initial Mortgage Loan or a Subsequent Mortgage Loan will be true and correct in all material respects at the date or dates respecting which such information is furnished;

                  (c) Each Mortgage is a valid first or second lien on a fee simple (or its equivalent under applicable state law) estate in the real property securing the amount owed by the Mortgagor under the Mortgage Note subject only to (i) the lien of current real property taxes and assessments which are not delinquent, (ii) with respect to any Mortgage Loan identified on the Mortgage Loan Schedule as secured by a second lien, the related first mortgage loan, (iii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the property subject to the Mortgage is located or specifically reflected in the appraisal obtained in connection with the origination of the related Mortgage Loan obtained by the related Originator and (iv) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

                  (d) Immediately prior to the transfer and assignment by the related Originator to the Depositor, the Originator had good title to, and was the sole owner of each Mortgage Loan, free of any interest of any other Person, and the Originator has transferred all right, title and interest in each Mortgage Loan to the Depositor;

                  (e) Immediately prior to the transfer and assignment by the Depositor to the Trust, the Depositor had good title to, and was the sole owner of each Mortgage Loan, free of any interest of any other Person, and the Depositor has transferred all right, title and interest in each Mortgage Loan to the Trust;

                  (f) As of the applicable Closing Date, no payment of principal or interest on or in respect of any Mortgage Loan remains unpaid for thirty (30) or more days past the date the same was due in accordance with the related Mortgage Note without regard to applicable grace periods and without giving effect to any Periodic Advances by the applicable Originator or any Affiliate thereof;

                  (g) To the best knowledge of the Originators, there is no mechanic's lien or claim for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal or coordinate with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in (aa) below;

                  (h) [Reserved]

                  (i) To the best knowledge of the Depositor and each of the Originators, there is no delinquent tax or assessment lien against any Mortgaged Property;

                  (j) Such Mortgage Loan, the Mortgage, and the Mortgage Note, including, without limitation, the obligation of the Mortgagor to pay the unpaid principal of and interest on the Mortgage Note, are each not subject to any right of rescission (or any such rescission right has expired in accordance with applicable law), set-off, counterclaim, or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim, or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim, or defense has been asserted with respect thereto;

                  (k) To the best knowledge of the Depositor and each of the Originators, the Mortgaged Property is free of material damage and is in good repair, and there is no pending or threatened proceeding for the total or partial condemnation of the Mortgaged Property;

                  (l) Neither the Originators nor the Depositor has received a notice of default of any first mortgage loan secured by the Mortgaged Property which has not been cured by a party other than the Originator or any Affiliate thereof;

                  (m) Each Mortgage Note and Mortgage are in substantially the forms previously provided to the Depositor, the Note Insurer and the Indenture Trustee on behalf of the Originators;

                  (n) The Mortgage Loan was originated in accordance with the Originator's Credit Policy Manual;

                  (o) The Mortgage Loans were (i) originated by the Originator, in the normal course of business, (ii) not selected by the Depositor or the Originators for sale hereunder or inclusion in the Trust Estate on any basis adverse to the Trust Estate relative to the portfolio of similar mortgage loans of the Depositor or the Originators, and (iii) prior to the applicable Closing Date or Subsequent Purchase Date, serviced by the Originator or an Affiliate thereof in accordance with Accepted Servicing Practices;

                  (p) No more than 5% (by Principal Balance) of the Mortgage Loans constitutes a lien on leasehold interests, the cost of the leasehold expense has been factored into the debt-to-income calculations with respect to the related Mortgagor and the maturity date of the ground lease is later than the maturity date of the Mortgage Loan;

                  (q) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (B) otherwise by judicial foreclosure. To the best of the Depositor's and the Originators' knowledge, there is no homestead or other exemption available to the related Mortgagor which would materially interfere with the right to sell the related Mortgaged Property at a trustee's sale or the right to foreclose the related Mortgage. The Mortgage contains customary and enforceable provisions for the acceleration of the payment of the Principal Balance of such Mortgage Loan in the event all or any part of the related Mortgaged Property is sold or otherwise transferred without the prior written consent of the holder thereof;

                  (r) The proceeds of such Mortgage Loan have been fully disbursed, including reserves set aside by the Originators, there is no requirement for, and neither the Depositor nor the Originators shall make any future advances thereunder. Any future advances made prior to the applicable Closing Date have been consolidated with the principal balance secured by the Mortgage, and such principal balance, as consolidated, bears a single interest rate and single repayment term reflected on the applicable Mortgage Loan Schedule. The Principal Balance as of the applicable Closing Date does not exceed the original principal amount of such Mortgage Loan. Except with respect to no more than $150,000 of escrow funds in the aggregate with respect to all Mortgage Loans, any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees, and expenses incurred in making, or recording such Mortgage Loan have been paid;

                  (s) The terms of the Mortgage and the Mortgage Note have not been impaired, waived, altered, or modified in any respect, except by a written instrument which has been recorded, if necessary to protect the interest of the Indenture Trustee, and which has been delivered to the Collateral Agent, on behalf of the Indenture Trustee. The substance of any such alteration or modification is or as to Subsequent Mortgage Loans will be reflected on the applicable Mortgage Loan Schedule and, to the extent necessary, has been or will be approved by (i) the insurer under the applicable mortgage title insurance policy, and (ii) the insurer under any other insurance policy required hereunder for such Mortgage Loan where such insurance policy requires approval and the failure to procure approval would impair coverage under such policy;

                  (t) No instrument of release, waiver, alteration, or modification has been executed in connection with such Mortgage Loan, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the insurer under any insurance policy required hereunder for such Mortgage Loan where such policy requires approval and the failure to procure approval would impair coverage under such policy, and which is part of the Mortgage File and has been delivered to the Collateral Agent, on behalf of the Indenture Trustee, and the terms of which are reflected in the applicable Mortgage Loan Schedule;

                  (u) There is no default, breach, violation, or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event of acceleration, and neither the Originators nor the Depositor has waived any such default, breach, violation or event of acceleration. All taxes, governmental assessments (including assessments payable in future installments), insurance premiums, water, sewer, and municipal charges, leaseholder payments, or ground rents which previously became due and owing in respect of or affecting the related Mortgaged Property have been paid. Neither the Originators nor the Depositor has advanced funds, or induced, solicited, or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage or the Mortgage Note;

                  (v) All of the improvements which were included for the purposes of determining the Appraised Value of the Mortgaged Property were completed at the time that such Mortgage Loan was originated and lie wholly within the boundaries and building restriction lines of such Mortgaged Property. Except for de minimis encroachments, no improvements on adjoining properties encroach upon the Mortgaged Property. To the best of the Depositor's and the Originators' knowledge, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. All inspections, licenses, and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property (including all such improvements which were included for the purpose of determining such Appraised Value) and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriters certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

                  (w) To the best of the Depositor's and the Originators' knowledge, there do not exist any circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor, or the Mortgagor's credit standing that can be reasonably expected to cause such Mortgage Loan to become delinquent or adversely affect the value or marketability of such Mortgage Loan, other than any such circumstances or conditions permitted under the Originator's Underwriting Guidelines;

                  (x) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (i) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located and (ii) (A) organized under the laws of such state, (B) qualified to do business in such state, (C) federal savings and loan associations or national banks having principal offices in such state, (D) not doing business in such state, or (E) not required to qualify to do business in such state;

                  (y) The Mortgage Note and the Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally and except that the equitable remedy of specific performance and other equitable remedies are subject to the discretion of the courts. All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and convey the estate therein purported to be conveyed, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties or pursuant to a valid power-of-attorney that has been recorded with the Mortgage;

                  (z) The transfer of the Mortgage Note and the Mortgage as and in the manner contemplated by Section 2.05 of this Agreement is sufficient (i) to fully to transfer to the Depositor all right, title, and interest of the Originators thereto as note holder and mortgagee and (ii) to the extent an Originator retains an interest in such Mortgage Note or Mortgage, to grant to the Depositor the security interest referred to in Section 2.07 hereof and thereafter (x) to transfer the right, title and interest of the Depositor to the Trust and (y) to pledge the interest of the Trust to the Indenture Trustee for the benefit of the Noteholder. The Mortgage has been duly assigned by the Originators to the Depositor and by the Depositor to the Trust and the Mortgage Note has been duly endorsed. The Assignment of Mortgage delivered to the Collateral Agent, on behalf of the Indenture Trustee, pursuant to Section 2.05(a)(iv) is in recordable form and is acceptable for recording under the laws of the applicable jurisdiction. The endorsement of the Mortgage Note, the delivery to the Collateral Agent, on behalf of the Indenture Trustee, of the endorsed Mortgage Note, and such Assignment of Mortgage, and the delivery of such Assignment of Mortgage to the Collateral Agent, on behalf of the Indenture Trustee, for recording are sufficient to permit the Indenture Trustee to avail itself of all protection available under applicable law against the claims of any present or future creditors of the Depositor or any of the Originators, and are sufficient to prevent any other sale, transfer, assignment, pledge, or hypothecation of the Mortgage Note and Mortgage by the Depositor or any of the Originators from being enforceable, even if the Servicer does not record such Assignment of Mortgage in the applicable recording office. The Indenture Trustee shall have a first priority perfected security interest in the Pledged Mortgage Loans;

                  (aa) Any and all requirements of any federal, state, or local law, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, or disclosure laws applicable to such Mortgage Loan have been complied with, and the Servicer shall maintain in its possession, available for the Indenture Trustee's inspection, and shall deliver to the Indenture Trustee or its designee upon demand, evidence of compliance with all such requirements. The consummation of the transactions contemplated by this Agreement will not cause the violation of any such laws;

                  (bb) Such Mortgage Loan is covered by an ALTA mortgage title insurance policy or such other generally used and acceptable form of policy, issued by and the valid and binding obligation of a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Originator, and its successors and assigns, as to the first or second priority lien, as applicable, of the Mortgage in the original principal amount of such Mortgage Loan. The assignment to the Indenture Trustee of the Originator's interest in such mortgage title insurance policy does not require the consent of or notification to the insurer. Such mortgage title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Indenture Trustee upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such mortgage title insurance policy and none of the Depositor, the Originators nor any prior holder of the Mortgage has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy;

                  (cc) All improvements upon the Mortgaged Property are insured against loss by fire, hazards of extended coverage, and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to the requirements of Section 7.04 hereof. If the Mortgaged Property at origination was located in an area identified on a flood hazard boundary map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), such Mortgaged Property was covered by flood insurance at origination. Each individual insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Indenture Trustee upon the consummation of the transactions contemplated by this Agreement, and contain a standard mortgage clause naming the originator of such Mortgage Loan, and its successors and assigns, as mortgagee and loss payee. All premiums thereon have been paid. The Mortgage obligates the Mortgagor to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor, and none of the Depositor, the related Originator or any prior holder of the Mortgage has acted or failed to act so as to impair the coverage of any such insurance policy or the validity, binding effect, and enforceability thereof;

                  (dd) If the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Indenture Trustee or the Noteholder to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

                  (ee) The Mortgaged Property consists of one or more parcels of real property separately assessed for tax purposes. To the extent there is erected thereon a detached or an attached one-family residence or a detached two-to six-family dwelling, or an individual condominium unit in a low-rise condominium, or an individual unit in a planned unit development, or a commercial property, a manufactured dwelling, or a mixed use or multiple purpose property, such residence, dwelling or unit is not (i) a unit in a cooperative apartment, (ii) a property constituting part of a syndication, (iii) a time share unit, (iv) a property held in trust, (v) a mobile home, (vi) a log-constructed home, or (vii) a recreational vehicle;

                  (ff) There exist no material deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made or which the Depositor or the related Originator expects not to be cured, and no escrow deposits or payments of other charges or payments due the Depositor have been capitalized under the Mortgage or the Mortgage Note;

                  (gg) Such Mortgage Loan was not originated at a below market interest rate. Such Mortgage Loan does not have a shared appreciation feature, or other contingent interest feature;

                  (hh) The origination and collection practices used by the Depositor, the Originators or the Servicer with respect to such Mortgage Loan have been in all respects legal, proper, prudent, and customary in the mortgage origination and servicing business;

                  (ii) The Mortgagor has, to the extent required by applicable law, executed a statement to the effect that the Mortgagor has received all disclosure materials, if any, required by applicable law with respect to the making of fixed-rate mortgage loans. The Servicer shall maintain or cause to be maintained such statement in the Mortgage File;

                  (jj) All amounts received by the Depositor or the Originators with respect to such Mortgage Loan after the applicable Closing Date or applicable Subsequent Purchase Date and required to be deposited in the Payment Account have been so deposited in the Payment Account and are, as of the Closing Date, or will be as of the Subsequent Purchase Date, as applicable, in the Payment Account;

                  (kk) The appraisal report with respect to the Mortgaged Property contained in the Mortgage File was signed prior to the approval of the application for such Mortgage Loan by a qualified appraiser, duly appointed by the originator of such Mortgage Loan, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof and whose compensation is not affected by the approval or disapproval of such application;

                  (ll) Each of the Originators and the Depositor has no knowledge with respect to the Mortgaged Property of any governmental or regulatory action or third party claim made, instituted or threatened in writing relating to a violation of any applicable federal, state or local environmental law, statute, ordinance, regulation, order, decree or standard;

                  (mm) With respect to second lien Mortgage Loans:

                       (i) the Depositor and the Originators have no knowledge that the Mortgagor has received notice from the holder of the prior mortgage that such prior mortgage is in default,

                       (ii) no consent from the holder of the prior mortgage is needed for the creation of the second lien Mortgage or, if required, has been obtained and is in the related Mortgage File,

                       (iii) if the prior mortgage has a negative amortization feature, the CLTV was determined using the maximum loan amount of such prior mortgage,

                       (iv) the related first mortgage loan encumbering the related Mortgaged Property does not have a mandatory future advance provision, and

                       (v) no more than 20.00% (by Principal Balance) of the Mortgage Loans are secured by Mortgages that are second liens.

                  (nn) To the best of the Depositor's and the Originators' knowledge, no error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including, without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

                  (oo) Each Mortgaged Property is in compliance with all environmental laws, ordinances, rules, regulations and orders of federal, state or governmental authorities relating thereto. No hazardous material has been or is incorporated in, stored on or under (other than properly stored materials, used for reasonable residential purposes), released from, treated on, transported to or from, or disposed of on or from, any Mortgaged Property such that, under applicable law (A) any such hazardous material would be required to be eliminated before the Mortgaged Property could be altered, renovated, demolished or transferred, or (B) the owner of the Mortgaged Property, or the holder of a security interest therein, could be subjected to liability for the removal of such hazardous material or the elimination of the hazard created thereby. Neither the Originators nor any Mortgagor has received notification from any federal, state or other governmental authority relating to any hazardous materials on or affecting the Mortgaged Property or to any potential or known liability under any environmental law arising from the ownership or operation of the Mortgaged Property. For the purposes of this subsection, the term "hazardous materials" shall include, without limitation, gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, asbestos or any material containing asbestos, lead, lead-based paint and any other substance or material as may be defined as a hazardous or toxic substance by any federal, state or local environmental law, ordinance, rule, regulation or order, including, without limitation, CERCLA, the Clean Air Act, the Clean Water Act, the Resource Conservation and Recovery Act, the Toxic Substances Control Act and any regulations promulgated pursuant thereto;

                  (pp) With respect to any business purpose loan, the related Mortgage Note contains an acceleration clause, accelerating the maturity date under the Mortgage Note to the date the individual guarantying such loan, if any, becomes subject to any bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally;

                  (qq) Except for 1.00% (by Principal Balance) of the Mortgage Loans, which may have an initial LTV ratio range of up to 100.00%, no Mortgage Loans have initial LTV ratios greater than 90.00%;

                  (rr) At origination, no Mortgage Loan had an original term to maturity of greater than 360 months;

                  (ss) At origination, each Mortgage Loan had an original term to maturity of at least 60 months;

                  (tt) No more than 15.00% (by Principal Balance) of the Mortgage Loans are loans the proceeds of which are to be used for business purposes;

                  (uu) At least 80.00% (by Principal Balance) of the Mortgage Loans are secured exclusively by Owner Occupied Mortgaged Property;

                  (vv) To the extent that a credit score was obtained, the weighted average FICO score (by Principal Balance) for the Mortgage Loans is at least 560, not more than 20.00% (by Principal Balance) of the Mortgage Loans have FICO scores that are less than 500 and at least 90.00% (by Principal Balance) of the Mortgage Loans have FICO scores;

                  (ww) The Mortgage Loans have a weighted average CLTV (by Principal Balance) of not more than 79.99% and no more than 50.00% (by Principal Balance) of the Mortgage Loans have a CLTV greater than 80.00%;

                  (xx) No more than 30.00% (by Principal Balance) of the Mortgage Loans are made to limited or no documentation borrowers;

                  (yy) No more than 10.00% (by Principal Balance) of the Mortgage Loans have been originated by a party other than an Originator;

                  (zz) The Mortgage Interest Rate for each Mortgage Loan is fixed;

                  (aaa) No more than 1.00% (by Principal Balance ) of the Mortgage Loans consist of balloon Mortgage Loans that mature within 10 years of the date of origination;

                  (bbb) No Mortgage Loan has a Principal Balance greater than $550,000;

                  (ccc) At least 65.00% (by Principal Balance) of the Mortgage Loans are secured by a single-family detached home, an individual unit in a planned unit development or a townhouse;

                  (ddd) No more than 2.00% (by Principal Balance) of the Mortgage Loans are secured by manufactured homes; and

                  (eee) Each of the Originators and the Depositor further represent and warrant to the Indenture Trustee and the Noteholder that as of the Subsequent Purchase Date all representations and warranties set forth in clauses
(a) through (ddd) above will be correct in all material respects as to each Subsequent Mortgage Loan, and the representations so made in this subsection
(eee) as to the following matter will be correct: each Subsequent Mortgage Loan will not be thirty (30) or more days contractually delinquent as of the related Subsequent Purchase Date.

         Section 4.02. Purchase and Substitution(a) . (a) It is understood and agreed that the representations and warranties set forth in Sections 3.01, 3.02,
3.03 and 4.01 herein shall survive the purchase by the Depositor of the Mortgage Loans, the subsequent transfer thereof by the Depositor to the Trust, the subsequent pledge thereof by the Trust to the Indenture Trustee, for the benefit of the Noteholder and the Note Insurer, and the delivery of the Note to the Noteholder, and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement.

                  (b) Upon discovery by the Originators, the Depositor, the Servicer, any Subservicer, the Indenture Trustee, the Collateral Agent, the Note Insurer or a Noteholder of a breach of any of the representations and warranties in Sections 3.01, 3.02, 3.03 or 4.01 hereof which materially and adversely affects the value of the Mortgage Loans or the interest of the Indenture Trustee, the Noteholder or the Note Insurer, or which materially and adversely affects the value of or the interests of the Indenture Trustee, the Noteholder or the Note Insurer in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan(determined as if the Depositor and the Originators had knowledge of all facts and circumstances in existence as of such date, notwithstanding that such representation and warranty was made to the Depositor's or the Originator's best knowledge), the party discovering such breach or failure shall promptly (and in any event within five
(5) Business Days of the discovery) give written notice thereof to the others, provided, that, the failure to deliver such notice shall not diminish, modify or otherwise affect any obligation of the Depositor or any Originator hereunder including any obligation to effect a cure, repurchase or substitution of the Mortgage Loan. Within thirty (30) days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, the Servicer shall, or shall cause the Depositor or the relevant Originator to (a) promptly cure such breach in all material respects, (b) purchase such Mortgage Loan on the next succeeding Servicer Payment Date, in the manner and at the price specified in Section 2.06(b) and this Section 4.02, or (c) remove such Mortgage Loan from the Trust Estate (in which case it shall become a Deleted Mortgage
Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner specified in Section 2.06(c) and this Section 4.02. The Collateral Agent shall give prompt written notice to the Indenture Trustee, who shall deliver such notice to the Note Insurer and the Rating Agencies of any repurchase or substitution made pursuant to this Section 4.02 or Section 2.06(c).

                  (c) As to any Deleted Mortgage Loan for which the Originator (or the Depositor, as the case may be) substitutes a Qualified Substitute

Mortgage Loan or Loans, the Servicer shall cause the Depositor or an Originator, as applicable, to effect such substitution by (i) delivering to the Indenture Trustee a certification, in the form attached hereto as Exhibit F, executed by a Servicing Officer, and the documents described in Sections 2.05(a)(i)-(vi) for such Qualified Substitute Mortgage Loan or Loans and (ii) depositing the Substitution Amount into the Payment Account.

                  (d) The Servicer shall deposit in the Collection Account all payments received in connection with such Qualified Substitute Mortgage Loan or Loans after the date of such substitution. Monthly Payments received with respect to Qualified Substitute Mortgage Loan or Loans on or before the date of substitution will be retained by the Originators (or the Depositor, as the case may be). The Trust will own all payments received on the Deleted Mortgage Loan on or before the date of substitution, and the Originators (or the Depositor, as the case may be) shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Servicer shall give written notice to the Indenture Trustee, the Collateral Agent and the Note Insurer that such substitution has taken place and shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan or Loans. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects.

                  (e) With respect to any Mortgage Loan that has been converted to an REO Mortgage Loan, all references in this Section 4.02 or Section 2.06 to "Mortgage Loan" shall be deemed to also refer to the REO Mortgage Loan. With respect to any Mortgage Loan that the Servicer, Originator or Depositor has the option to repurchase that is or becomes a Liquidated Mortgage Loan, in lieu of repurchasing such Mortgage Loan, the Servicer, Originator or Depositor shall deposit into the Payment Account, pursuant to Section 8.01 of the Indenture, an amount equal to the amount of the Liquidated Loan Loss, if any, incurred in connection with the liquidation of such Mortgage Loan within the same time period in which the Servicer, Originator or Depositor would have otherwise been required to repurchase such Mortgage Loan.

                  (f) It is understood and agreed that the obligations of the Originators and the Depositor set forth herein to, and the Servicer's obligation set forth in this Section 4.02 to cause the Originators or the Depositor to, cure, purchase or substitute for a defective Mortgage Loan, or to indemnify as described in subsection (g) below, constitute the sole remedies of the Indenture Trustee, the Collateral Agent, the Note Insurer and the Noteholder respecting a breach of the representations and warranties of the Originators.

                  (g) The Originators hereby indemnify the Indenture Trustee, the Depositor, the Note Insurer, the Back-up Servicer, the Trust, the Owner Trustee, the Collateral Agent and the Noteholder and their successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against any Indemnified Party in any way relating to or arising out of a breach by the Depositor or the related Originator of the representations or warranties herein, except to the extent caused by negligence or willful misconduct of such Indemnified Party. The indemnities contained herein shall survive the resignation or termination of the Indemnified Parties or the termination of this Agreement. In the event, the Originators, as the Indemnifying Parties, are unable to indemnify against all of the Expenses, the unpaid Expenses shall be paid out of funds that would otherwise be distributed to the holders of the Trust Certificates.

                  (h) Each of the Originators shall be jointly and severally responsible for any repurchase, cure or substitution obligation of the Originators under this Agreement or the Indenture.

                                   ARTICLE V

                  THE ORIGINATORS, THE DEPOSITOR AND THE TRUST

         Section 5.01. Covenants of the Depositor and the Trust. (a) Depositor covenants to the Indenture Trustee, the Trust, the Collateral Agent, the Note Insurer, the Back-up Servicer, the Originators, the Servicer and the Noteholder as follows:

                       (i) The Depositor shall cooperate with such parties and the firm of independent certified public accountants retained with respect to the issuance of the Note in making available all information and taking all steps reasonably necessary or reasonably required by the
         Note Insurer to permit the accountants' letters required hereunder to be delivered within the times set for delivery herein;

                       (ii) The Depositor agree to satisfy or cause to be satisfied on or prior to the Closing Date, all of the conditions set forth in Section 4.01 of the Indenture that are within the Depositor's (or their agents') control;

                       (iii) The Depositor hereby agrees to do all acts, transactions, and things and to execute and deliver all agreements, documents, instruments, and papers by and on behalf of the Depositor as the Indenture Trustee, Owner Trustee, the Note Insurer or the Initial Purchaser or their counsel may reasonably request in order to (A) consummate the transfer of the Mortgage Loans to the Depositor and from the Depositor to the Trust and the subsequent transfer thereof to the Indenture Trustee, and the issuance and sale of the Note and (B) consummate a securitization or whole-loan transfer of some or all of the Mortgage Loans;

                       (iv) The Depositor covenants to the Noteholder and the
         Note Insurer that it shall not, for so long as an Event of Default exists under the Indenture, pay any dividend to the holders of its common stock;

                       (v) The Depositor shall not engage in any business or activity of any kind or enter into any transaction or indenture, mortgage, instrument, agreement contract, lease or other undertaking other than the transactions contemplated and authorized by the Basic Documents. Without limiting the generality of the foregoing, the Depositor shall not create, incur, guarantee, assume or suffer to exist any indebtedness or other liabilities, whether direct or contingent, other than (i) as a result of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (ii) the incurrence of obligations under the Basic Documents and (iii) the incurrence of operating expenses in the ordinary course of business permitted under this Agreement;

                       (vi) The Depositor shall not amend its certificate of incorporation or by-laws in any respect without the prior written consent of the Controlling Party.

                       (vii) The Depositor has been formed for, and shall limit its activities to, the following purposes: (i) to conduct sales of the Mortgage Loans and to distribute the proceeds of the sale of the Mortgage Loans to the Originators in consideration of their respective contributions; (ii) in the event of the occurrence of a breach of certain representations and warranties, to cause the substitution or repurchase of the related Mortgage Loans by the Originators; and (iii) to enter into and perform its obligations under the Basic Documents and engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith;

                       (viii) The Depositor shall not incur, assume or guarantee any indebtedness for borrowed money or for the deferred purchase price of goods or services except under the provisions of the Basic Documents;

                       (ix) The Depositor shall maintain separate corporate records and books of account from those of the Originators or any of their affiliates;

                       (x) The Depositor shall not become involved in the day to day management of any other person, and it shall operate so as not to be substantively consolidated with any other person;

                       (xi) The Depositor shall maintain its assets separate from those of the Originators or any of their affiliates;

                       (xii) The Depositor shall conduct correspondence in its own name on its own stationery;

                       (xiii) The Depositor shall not act as an agent of any other entity or Person except pursuant to contractual documents indicating such capacity;

                       (xiv) The Depositor will not sell, assign (by operation of law or otherwise) dispose of, or grant any option with respect to, or create or suffer to exist any Lien upon or with respect to, the Trust Certificates, or assign any right to receive income with respect thereto.

                  (b) The Trust covenants to the Indenture Trustee, the Depositor, the Collateral Agent, the Note Insurer, the Back-up Servicer, the Servicer, the Originators and the Noteholder are as follows:

                       (i) The Trust shall not engage in any business or activity of any kind or enter into any transaction or indenture, mortgage, instrument, agreement contract, lease or other undertaking other than the transactions contemplated and authorized by the Basic Documents. Without limiting the generality of the foregoing, the Trust shall not create, incur, guarantee, assume or suffer to exist any indebtedness or other liabilities, whether direct or contingent, other than (i) as a result of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (ii) the incurrence of obligations under the Basic Documents and (iii) the incurrence of operating expenses in the ordinary course of business permitted under this Agreement;

                       (ii) The Trust shall not amend the Trust Agreement in any
                  respect without the prior written consent of the Controlling Party;

                       (iii) The Trust has been formed for, and shall limit its
                  activities to, the following purposes: (i) to issue the Note pursuant to the Indenture, to conduct sales of the Note and to distribute the proceeds of the sale of the Note to the Depositor in consideration of its contribution; (ii) on the Closing Date for any such placement of Notes and pursuant to the Basic Documents, to pledge the Mortgage Loans to the Indenture Trustee, on behalf of the Noteholder and the Note Issuer, as security for the Trust's obligations under the Note; (iii) in the event of the occurrence of a breach of certain representations and warranties, to cause the substitution or repurchase of the related Mortgage Loans by the Originators; (iv) to distribute to the Noteholder any portion of the Basic Documents released from the lien of and remitted to the Trust pursuant to the Basic Documents; (v) to enter into and perform its obligations under the Basic Documents and engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith and (vi) to engage in other such activities as may be required in connection with conservation of the Trust Estate and making of distributions on the Note;

                       (iv) The Trust shall not incur, assume or guarantee any
                  indebtedness for borrowed money or for the deferred purchase price of goods or services except under the provisions of the Basic Documents;

                       (v) The Trust shall maintain separate corporate records
                  and books of account from those of the Originators or any of their affiliates;

                       (vi) The Trust shall not become involved in the day to
                  day management of any other person, and it shall operate so as not to be substantively consolidated with any other person;

                       (vii) The Trust shall maintain its assets separate from
                  those of the Originators or any of their affiliates;

                       (viii) The Trust is not an "investment company; or a
                  company "controlled by an investment company," within the meaning of the Investment Company Act of 1940, as amended;

                       (ix) The Trust shall conduct correspondence in its own
                  name on its own stationery; and

                       (x) The Trust shall not act as an agent of any other
                  entity or Person except pursuant to contractual documents indicating such capacity.

         Section 5.02. Merger or Consolidation; Ownership of Depositor. (a) Each of the Originators, the Trust and the Depositor will keep in full effect its existence, rights and franchises as a corporation and will obtain and preserve its qualification to do business as a foreign corporation, in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement. ABFS will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Lien upon or with respect to, any of the Stock of the Depositor, or assign any right to receive income with respect thereto. The Depositor and the Trust shall not merge or consolidate with or into, except as contemplated by the Basic Documents, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions, and except as otherwise contemplated herein) all or any material part of its assets (whether now owned or hereafter acquired) to, or acquire all or any material part of the assets of, any Person. Any Person into which any of the Originators, the Trust or the Depositor may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Originators or the Depositor shall be a party, or any Person succeeding to the business of the Originators or the Depositor, shall be approved by the Controlling Party, which approval shall not be unreasonably withheld. If the approval of the Controlling Party is not acquired, the successor shall be an established mortgage loan servicing institution that is a Permitted Transferee and in all events shall be the successor of the Originators or the Depositor without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Originators and the Depositor shall send notice of any such merger or consolidation to the Indenture Trustee and the Note Insurer.

         Section 5.03. Costs. In connection with the transactions contemplated under this Agreement, the Trust Agreement, the Insurance Agreement and the Indenture, the Originators jointly and severally shall promptly pay: (a) the fees and disbursements of the Depositor's and the Originators' counsel; (b) the fees of the Indenture Trustee and the fees and disbursements of the Indenture Trustee's counsel; (c) the fees of the Owner Trustee and the fees and disbursements of the Owner Trustee's counsel; (d) the fees and disbursements for BDO Seidman LLP, accountants for the Originators; (e) the fees and disbursements of the Back-up Servicer and the fees and disbursements of the Back-up Servicer's counsel; (f) all third-party expenses of the Initial Purchaser, the Note Insurer and the Liquidity Provider including fees and disbursements of such parties' respective counsel, rating agency fees and expenses, and all legal, auditing or other expenses in connection with any waiver or amendment of, or administration of the Basic Documents or enforcement of rights and remedies under any Basic Document (including any such fees in connection with the enforcement of the Trust's rights under the Basic Documents, (g) fees in respect of due diligence on or prior to the Initial Closing Date (but in no event later than April 6, 2001), in an amount of not more than $66,067; and (h) thereafter, periodic due diligence fees not to exceed $43,933 with respect to the period from the Initial Closing Date through the first anniversary of the Initial Closing Date and $75,000 with respect to any 12 calendar month period thereafter (exclusive of amounts described in clause (a)); and (i) on or before September 30, 2001, a facility fee to the Note Insurer in the amount of $54,000; provided, however, if the Note Insurer issues a policy for any term securitization entered into by any of the Originators, the Depositor or the Trust after April 1, 2001 but on or prior to March 31, 2002, and the amount insured under such policy is equal to or greater than $75,000,000, such facility fee shall be waived (if such policy is issued prior to September 30, 2001) or refunded to the Servicer (if such policy is issued after September 30, 2001). All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expenses unless otherwise provided under the Basic Documents.

         Section 5.04. Indemnification. (a) The Originators, the Depositor and ABFS, jointly and severally, agree to indemnify and to hold the Indenture Trustee, the Note Insurer, the Back-up Servicer, and each Noteholder harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Indenture Trustee, the Back-up Servicer, the Note Insurer or any Noteholder may sustain in any way related to the failure of any of the Originators or the Depositor to perform any of their duties in compliance with the terms of this Agreement. The Originators or the Depositor shall immediately notify the Indenture Trustee, the Note Insurer and each Noteholder if a claim is made by a third party with respect to this Agreement, and at the request of the Controlling Party the Originators or the Depositor shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Indenture Trustee, the Note Insurer, the Back-up Servicer or any Noteholder in respect of such claim. In the event, the Originators, the Depositor or ABFS, as the Indemnifying Parties, are unable to indemnify against all of the Expenses, the unpaid Expenses shall be paid out of funds that would otherwise be distributed to the holders of the Trust Certificates.

                  (b) Promptly after receipt by an indemnified party under this
Section 5.04 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5.04, notify the indemnifying party in writing of the commencement thereof, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party hereunder except to the extent such indemnifying party has been prejudiced thereby. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this
Section 5.04 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties and the indemnifying party shall be liable for the expenses of such separate counsel. The indemnifying party shall not be liable for the expenses of more than one separate counsel.

         Section 5.05. Corporate Separateness. (a) The Originators will operate in such a manner that the Depositor and the Trust would not be substantively consolidated in the trust estate of the Originators and the separate existence of the Depositor and/or the Trust would not be disregarded in the event of a bankruptcy or insolvency of the Originators. Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, ABFS, the Originators, the Servicer, the Depositor and the Trust (each, an "ABFS Company") shall take all actions required on its part to ensure that each of the Depositor and the Trust shall:

                       (i) conduct its business solely in its own name and make
                  all written and oral communications solely in its name;

                       (ii) provide for its expenses and liabilities from its
                  own funds;

                       (iii) not be contractually liable for the payment of any
                  liability of any other ABFS Company nor generally hold its assets nor creditworthiness as being available for the payment of any liability of any other ABFS Company;

                       (iv) maintain an arm's-length relationship with each
                  other ABFS Company;

                       (v) not transfer any assets between itself and any other
                  ABFS Company without fair consideration or with the intent to hinder, delay or defraud the creditors of any other ABFS Company; and

                       (vi) each ABFS Company shall insure that any consolidated
                  financial statements of any ABFS Company that include the Depositor or the Trust have notes clearly stating that the Depositor and the Trust are entities separate and distinct from each of the other ABFS Companies and that the assets of the Depositor and the Trust will be available first and foremost to satisfy the claims of the creditors of the Depositor and the Trust.

         Section 5.06. Financial Covenants. ABFS will not permit at any time:

                  (a) the Leverage Ratio to exceed 3:1;

                  (b) Tangible Net Worth to be less than the sum of (i) $43,000,000 plus (ii) 50% of the cumulative Net Income for each fiscal quarter ending after the Initial Closing Date (excluding any fiscal quarter for which Net Income was less than zero);

                  (c) the Net Income to be less than zero for two consecutive fiscal quarters;

                  (d) the ratio of (i) the total book value of all Retained Interests held by ABFS and its subsidiaries to (ii) the total stockholder's equity of ABFS, in each case determined on a consolidated basis in accordance with GAAP, to exceed 6.0:1; or

                  (e) any lien to exist on any hedge arrangement entered into by ABFS or any of its subsidiaries in connection with the Mortgage Loans.

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
                                   ARTICLE VI

                                   [RESERVED]

                                  ARTICLE VII

               ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

         Section 7.01. The Servicer. (a) The Servicer shall service and administer the Mortgage Loans in accordance with the Accepted Servicing Practices and shall have full power and authority to do any and all things not inconsistent therewith in connection with such servicing and administration which it may deem necessary or desirable subject to the limitations set forth in this Agreement. The Indenture Trustee shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered by the Indenture Trustee, to execute and deliver, on behalf of itself, the Noteholder and the Indenture Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, and to effect such modifications, waivers, indulgences and other like matters as are in its judgment necessary or desirable, with respect to the Mortgage Loans and the Mortgaged Properties and the servicing and administration thereof. The Servicer shall notify the Indenture Trustee and the Note Insurer of any such waiver, release, discharge, modification, indulgence or other such matter by delivering to the Indenture Trustee and the Note Insurer an Officer's Certificate certifying that such agreement is in compliance with this Section 7.01 together with the original copy of any written agreement or other document executed in connection therewith, all of which written agreements or documents shall, for all purposes, be considered a part of the related Indenture Trustee's Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Notwithstanding anything in this Agreement to the contrary, the Servicer shall not permit any modification with respect to any Mortgage Loan unless (i) the modifications do not decrease the Mortgage Interest Rate, reduce or increase the principal balance, decrease the lien priority, increase the current LTV above the lesser of the current LTV or the original LTV, or change the final maturity date on or of such Mortgage Loan and (ii) the Note Insurer consents to such modifications in writing; provided, however, that the Servicer shall be permitted to extend the final maturity date on any Mortgage Loan by 180 days or less without the consent of the Note Insurer.

                  (b) The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Indenture Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

                  (c) The Servicer agrees to give notice as required under
Section 3.07 and Section 3.13 of the Indenture.

         Section 7.02. Collection of Certain Mortgage Loan Payments; Collection Account. (a) The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow the Accepted Servicing Practices. Consistent with the foregoing, the Servicer may in its sole discretion waive any assumption fees or other fees which may be collected in the ordinary course of servicing such Mortgage Loans.

                  (b) The Servicer shall establish and maintain, in the name of the Indenture Trustee, the Collection Account, in trust for the benefit of the Noteholder and the Note Insurer. The Collection Account shall be established and maintained as an Eligible Account.

                  (c) The Servicer shall deposit, or cause to be deposited, in the Collection Account any amounts representing Monthly Payments on the Mortgage Loans due or which have been or are to be applied as of a date after the applicable Closing Date or applicable Subsequent Purchase Date and thereafter, no later than the third Business Day following receipt thereof (except as otherwise permitted herein), the following payments and collections received or made by it (other than in respect of principal collected and interest due on the Mortgage Loans on or before the related Closing Date or applicable Subsequent Purchase Date):

                       (i) payments of interest on the Mortgage Loans;

                       (ii) payments of principal of the Mortgage Loans;

                       (iii) the Loan Repurchase Price of Mortgage Loans repurchased pursuant to Sections 2.06, 4.02 or 7.05;

                       (iv) the Substitution Adjustment received in connection with Mortgage Loans for which Qualified Substitute Mortgage Loans are received pursuant to Sections 2.06 and 4.02;

                       (v) all Liquidation Proceeds; and

                       (vi) all Insurance Proceeds (including, for this purpose, any amounts required to be deposited by the Servicer pursuant to
         Section 7.04 hereof).

It is understood that the Servicer need not deposit amounts representing assumption fees, prepayment premiums, late payment charges or extension or other administrative fees or charges payable by Mortgagors (but may retain such amounts as servicing compensation), or amounts received by the Servicer for the account of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items.

                  (d) The Servicer shall direct the Indenture Trustee to invest any funds in the Collection Account in Permitted Investments, which shall mature not later than the Business Day next preceding the Servicer Payment Date next following the date of such investment (except that any investment for which the Indenture Trustee is the obligor may mature on such Servicer Payment Date) and shall not be sold or disposed of prior to its maturity. All net income and gain realized from any such investment shall be for the benefit of the Servicer and shall be subject to its withdrawal or order on a Servicer Payment Date. The Servicer shall deposit from its own funds the amount of any loss, to the extent not offset by investment income or earnings, in the Collection Account upon the realization of such loss.

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

         Section 7.03. Permitted Withdrawals from the Collection Account. The Servicer may make withdrawals from the Collection Account, on or prior to any Servicer Payment Date, for the following purposes:

                  (a) to reimburse the Servicer for Liquidation Expenses theretofore incurred in respect of any Mortgage Loan in an amount not to exceed the amount of the sum of the related Insurance Proceeds and Liquidation Proceeds deposited in the Collection Account pursuant to Section 7.02(c)(v)-(vi) (net of withdrawals made pursuant to Section 7.03(b));

                  (b) to reimburse the Servicer for amounts expended by it pursuant to Section 7.04 in good faith in connection with the restoration of damaged property, in an amount not to exceed the amount of the related Insurance Proceeds and Liquidation Proceeds (net of withdrawals pursuant to Section 7.03(a) and amounts representing proceeds of other insurance policies covering the property subject to the related Mortgage deposited in the Collection Account pursuant to Section 7.02(c)(v)-(vi) (net of withdrawals pursuant to Section 7.03(a));

                  (c) to pay to the Depositor or the Originator amounts received in respect of any Deleted Mortgage Loan purchased or substituted for by the Depositor or the Originator to the extent that the Depositor or the Originator is entitled to such amount pursuant to Section 4.02(d);

                  (d) to reimburse the Servicer for unreimbursed Servicing Advances, without interest, with respect to the Mortgage Loans for which it has made a Servicing Advance, from subsequent collections with respect to interest on such Mortgage Loans and from Liquidation Proceeds, Insurance Proceeds and/or the Loan Repurchase Price or Substitution Adjustment of or relating to such Mortgage Loans;

                  (e) to reimburse the Servicer for any Periodic Advances, such reimbursement to be made from any collections in respect of the related Mortgage Loan with respect to which such Periodic Advance was made;

                  (f) to withdraw any Net Foreclosure Profits;

                  (g) to withdraw any amount received from a Mortgagor that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction;

                  (h) to withdraw any funds deposited in the Collection Account since the immediately preceding Payment Date that were not required to be deposited therein; and

                  (i) to pay the Servicer the Servicing Compensation pursuant to
Section 7.08 hereof to the extent not retained or paid.

The Servicer shall keep and maintain a separate accounting for each Mortgage Loan for the purpose of accounting for withdrawals from the Collection Account pursuant to this Section 7.03.

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

         Section 7.04. Hazard Insurance Policies; Property Protection Expenses.
(a) The Servicer shall cause to be maintained for each Mortgage Loan a hazard insurance policy with extended coverage which contains a standard mortgagee's clause with an appropriate endorsement in an amount equal to the lesser of (x) the maximum insurable value of the related Mortgaged Property or (y) the sum of the Principal Balance of such Mortgage Loan plus the outstanding balance of any mortgage loan senior to such Mortgage Loan, but in no event shall such amount be less than is necessary to prevent the Mortgagor from becoming a coinsurer thereunder. The Servicer shall also maintain on property acquired upon foreclosure, or by deed in lieu of foreclosure, hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value from time to time of the improvements which are a part of such property or (ii) the sum of the Principal Balance of such Mortgage Loan and the principal balance of any mortgage loan senior to such Mortgage Loan at the time of such foreclosure plus accrued interest and the good-faith estimate of the Servicer of related Liquidation Expenses to be incurred in connection therewith. Amounts collected by the Servicer under any such policies shall be deposited in the Collection Account to the extent that they constitute Liquidation Proceeds or Insurance Proceeds. Each hazard insurance policy shall contain a standard mortgage clause naming the Originator, its successors and assigns, as mortgagee.

                  (b) If the Servicer shall obtain and maintain a blanket policy issued by an insurer acceptable to the Note Insurer insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 7.04(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 7.04(a), and there shall have been a loss which would have been covered by such policy, deposit in the Collection Account the amount not otherwise payable under the blanket policy because of such deductible clause.

                  (c) If the Mortgaged Property or REO Property is located at the time of origination of the Mortgage Loan in a federally designated special flood hazard area (and if the flood insurance policy referenced herein has been made available), the Servicer will cause to be maintained flood insurance in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the sum of the Principal Balance of the related Mortgage Loan and the principal balance of the related first lien, if any, (ii) the maximum insurable value of the related Mortgaged Property, and (iii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

         Section 7.05. Assumption and Modification Agreements. (a) In any case in which a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Servicer shall, to the extent permitted by law, exercise its right to accelerate the maturity of the related Mortgage Loan and require that the Principal Balance thereof be paid in full on or prior to such conveyance by the Mortgagor under any "due-on-sale" clause applicable thereto. If such "due-on-sale" clause, by its terms, is not operable or the Servicer is prevented, as provided in the last paragraph of this Section 7.05, from enforcing any such clause, the Servicer is authorized, subject to the consent of the Note Insurer, to take or enter into an assumption and modification agreement from or with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and the Mortgagor remains liable thereon or, if the Servicer in its reasonable judgment finds it appropriate, is released from liability thereon. The Servicer shall notify the Indenture Trustee and the Collateral Agent that any assumption and modification agreement has been completed by delivering to the Indenture Trustee, the Collateral Agent and the Note Insurer an Officer's Certificate certifying that such agreement is in compliance with this Section 7.05 together with the original copy of such assumption and modification agreement. Any such assumption and modification agreement shall, for all purposes, be considered a part of the related Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any such agreement, the then current Mortgage Interest Rate thereon shall not be increased or decreased. Any fee collected by the Servicer for entering into any such agreement will be retained by the Servicer as additional servicing compensation. At its sole election, the Servicer may purchase from the Trust any Mortgage Loan that has been assumed in accordance with this Section 7.05 within one month after the date of such assumption at a price equal to the greater of (i) the fair market value of such Mortgage Loan (as determined by the Servicer in its good faith judgment) and (ii) the Loan Repurchase Price. Such amount, if any, shall be deposited into the Collection Account in the Due Period in which such repurchase is made.

                  (b) Notwithstanding Section 7.05(a) or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan, or transfer of any Mortgaged Property without the assumption thereof, by operation of law or any assumption or transfer which the Servicer reasonably believes it may be restricted by law from preventing for any reason whatsoever.

         Section 7.06. Realization Upon Defaulted Mortgage Loans. (a) The Servicer shall foreclose upon or otherwise comparably convert to ownership Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 7.02(a). If required by its Accepted Servicing Practices, the Servicer shall, prior to conducting any sale in a foreclosure proceeding or accepting a deed-in-lieu of foreclosure with respect to any Mortgaged Property, the Servicer shall cause an environmental review to be performed, in accordance with Accepted Servicing Practices on the Mortgaged Property by a company such as Equifax, Inc. or Toxicheck. If such review reveals that the Mortgaged Property has on it, under it or is near hazardous or toxic material or waste or reveals any other environmental problem, the Servicer shall not foreclose or record a deed-in-lieu of foreclosure, without the prior written consent of the Controlling Party, such consent not to be unreasonably withheld or delayed. In connection with such foreclosure or other conversion, the Servicer shall follow such practices (including, in the case of any default on a related senior mortgage loan, the advancing of funds to correct such default) and procedures which are consistent with Accepted Servicing Practices as it shall deem necessary or advisable and as shall be normal and usual in its general first and second mortgage loan servicing activities. Notwithstanding the foregoing, the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the correction of any default on a related senior mortgage loan or restoration of any property unless, in the reasonable judgment of the Servicer, such expenses will be recoverable from Liquidation Proceeds or Insurance Proceeds.

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


                  (b) In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to Indenture Trustee, or to its nominee, on behalf of Noteholder and the Note Insurer. With respect to any REO Property, the Servicer either itself or through an agent selected by the Servicer shall manage, conserve, protect and operate such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located. Any net income generated from the REO Property and the proceeds from a sale of any REO Property shall be deposited in the Collection Account. Any expenses incurred by the Servicer pursuant to its obligations under this Section 7.06(b) with respect to any REO Property shall constitute Servicing Advances.

                  (c) Any Insurance Proceeds or Liquidation Proceeds received with respect to a Mortgage Loan or REO Property (other than received in connection with a purchase by the Trust Certificateholders of all the Mortgage Loans and REO Properties in the Trust Estate pursuant to Section 10.01 of the Indenture) will be applied in the following order of priority, in each case to the extent of Available Funds: first, to pay the Servicer any accrued and unpaid Servicing Fees relating to such Mortgage Loan; second, to reimburse the Servicer or any Subservicer for any related unreimbursed Servicing Advances, and any related unreimbursed Periodic Advances theretofore funded by the Servicer or any Subservicer from its own funds, in each case, with respect to the related Mortgage Loan; third, to accrued and unpaid interest on the Mortgage Loan, at the Mortgage Interest Rate (or at such lesser rate as may be in effect for such Mortgage Loan pursuant to application of the Relief Act) on the Principal Balance of such Mortgage Loan, to the date such Mortgage Loan is determined to be a Liquidated Mortgage Loan if it is a Liquidated Mortgage Loan, or to the Due Date in the Due Period prior to the Payment Date on which such amounts are to be paid if such determination has not yet been made, minus any unpaid Servicing Fees with respect to such Mortgage Loan; fourth, to the extent of the Principal Balance of the Mortgage Loan outstanding immediately prior to the receipt of such proceeds, as a recovery of principal of the related Mortgage Loan; and fifth, to any prepayment or late payment charges or penalty interest payable in connection with the receipt of such proceeds and to all other fees and charges due and payable with respect to such Mortgage Loan. The amount of any gross Insurance Proceeds and Liquidation Proceeds received with respect to any Mortgage Loan or REO Property minus the amount of any unreimbursed Servicing Advances, unreimbursed Periodic Advances or unpaid Servicing Fees, in each case, with respect to the related Mortgage Loan, are the "Net Recovery Proceeds" with respect to such Mortgage Loan or REO Property.

         Section 7.07. Indenture Trustee to Cooperate. Upon the payment in full of the Principal Balance of any Mortgage Loan, the Servicer shall deliver to the Indenture Trustee and the Collateral Agent a Request for Release (which request shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 7.02 have been so deposited) of a Servicing Officer. Upon any such payment in full, the Servicer is authorized to execute, pursuant to the authorization contained in Section 7.01, an instrument of satisfaction regarding the related Mortgage, which instrument of satisfaction shall be recorded by the Servicer if required by applicable law and be delivered to the Person entitled thereto, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction shall be reimbursed from the Collection Account. From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, the Collateral Agent shall, upon request of the Servicer and delivery to the Collateral Agent of a Request for Release signed by a Servicing Officer, release the related Mortgage File to the Servicer and shall execute, as Collateral Agent on behalf of the Indenture Trustee, such documents as shall be necessary for the prosecution of any such proceedings. Such Request for Release shall obligate the Servicer to return the Indenture Trustee's Mortgage File to the Collateral Agent when the need therefor by the Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the Request for Release shall be released by the Collateral Agent to the Servicer.

         Section 7.08. Servicing Compensation; Payment of Certain Expenses by Servicer. On each Payment Date, the Servicer shall be entitled to receive, and the Indenture Trustee shall pay, out of collections on the Mortgage Loans for the Due Period, as servicing compensation for such Due Period, an amount (the "Monthly Servicing Fee") equal to the product of one-twelfth of the Servicing Fee Rate and the aggregate outstanding Principal Balance of the Mortgage Loans as of the beginning of such Due Period. Additional servicing compensation in the form of assumption fees, prepayment premiums, late payment charges or extension and other administrative charges shall be retained by the Servicer. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of all fees and expenses of the Subservicer, payment of the Indenture Trustee Fee to the extent that monies in the Collection Account are insufficient therefor, payments provided in Section
6.16 of the Indenture and payment of the Collateral Agent Fee as provided in
Section 11.05 hereof), and all other fees and expenses not expressly stated hereunder to be payable by or from another source and shall not be entitled to reimbursement therefor except as specifically provided herein. The Back-up Servicer shall not be responsible to pay any expenses or fees due to the Indenture Trustee or the Collateral Agent unless and until such time as the Back-up Servicer becomes the Servicer.

         Section 7.09. Annual Statement as to Compliance. The Servicer will deliver to the Indenture Trustee, the Collateral Agent, the Rating Agencies, the Depositor, the Note Insurer and each Noteholder, on or before April 30 of each year, beginning April 30, 2002, an Officer's Certificate of the Servicer stating that (a) a review of the activities of the Servicer during the preceding calendar year and of its performance under this Agreement has been made under such officer's supervision and (b) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its material obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

         Section 7.10. Annual Independent Public Accountants' Servicing Report. On or before April 30 of each year, beginning April 30, 2002, the Servicer at its expense shall cause a firm of independent public accountants that is a member of the American Institute of Certified Public Accountants (who may also render other services to the Servicer) to furnish a report to the Indenture Trustee, the Collateral Agent, the Back-up Servicer, the Rating Agencies, the Depositor, the Note Insurer and each Noteholder to the effect that such firm has examined certain documents and records relating to the servicing of mortgage loans under servicing agreements (including this Agreement) substantially similar to this Agreement, and that such examination, which has been conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers (to the extent that the procedures in such audit guide are applicable to the servicing obligations set forth in such agreements), has disclosed no items of noncompliance with the provisions of this Agreement which, in the opinion of such firm, are material, except for such items of noncompliance as shall be set forth in such report.

         Section 7.11. Access to Certain Documentation. Upon receipt of notice, at least five (5) Business Days prior to such request, the Servicer shall permit the designated agents or representatives of the Controlling Party, Back-up Servicer and the Indenture Trustee (i) to examine and make copies of and abstracts from all books, records and documents (including computer tapes and disks) in the possession or under the control of the Servicer relating to the Mortgage Loans and (ii) to visit the offices and properties of the Servicer for the purpose of examining such materials and to discuss matters relating to the Mortgage Loans and the Servicer's performance under this Agreement with any of the officers or employees of the Servicer having knowledge thereof and with the independent public accountants of the Servicer (and by this provision the Servicer authorizes its accountants to discuss their respective finances and affairs), all at such reasonable times, as often as may be reasonably requested and without charge to such Noteholder, the Initial Purchaser, the Note Insurer, the Collateral Agent or the Indenture Trustee.

         Section 7.12. Maintenance of Fidelity Bond and Errors and Omissions Insurance. The Servicer shall during the term of its service as Servicer maintain in force a fidelity bond and errors and omissions insurance in respect of its officers, employees or agents. Such bond and insurance shall comply with the requirements from time to time of Fannie Mae for Persons performing servicing for mortgage loans purchased by such association, including any such requirements with respect to the amounts of such bond and insurance.

         Section 7.13. The Subservicers. The parties acknowledge that the Servicer intends to appoint the Subservicers as the Servicer's agents for the purpose of servicing on the Servicer's behalf such of the Mortgage Loans as were originated by such Subservicer. The Servicer agrees to cause the Subservicers to service such Mortgage Loans in a manner consistent with the Accepted Servicing Practices set forth in this Agreement, and agrees that receipt by the Subservicers of any and all amounts which by the terms hereof are required to be deposited in the Collection Account shall constitute receipt thereof by the Servicer for all purposes hereof as of the date so received by the Subservicers. Notwithstanding such designation of the Subservicers, the Servicer agrees that it is, and it shall remain, fully obligated under the terms hereof as Servicer with respect to all such Mortgage Loans, and nothing herein shall relieve or release the Servicer from its obligations to the other parties hereto to service such Mortgage Loans in the manner provided in this Agreement.

         Section 7.14. Reports to the Indenture Trustee; Collection Account Statements. Not later than fifteen (15) days after each Payment Date, the Servicer shall provide to the Indenture Trustee, the Collateral Agent and the
Note Insurer a statement, certified by a Servicing Officer, setting forth the status of the Collection Account as of the close of business on the related Payment Date, stating that all payments required by this Agreement to be made by the Servicer on behalf of the Indenture Trustee have been made (or if any required payment has not been made by the Servicer, specifying the nature and status thereof) and showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the Collection Account for each category of deposit specified in Section 7.02 and each category of withdrawal specified in Section 7.03 and the aggregate of deposits into the Collection Account as specified in Section 8.01. Such statement shall also state the aggregate unpaid principal balance of all the Mortgage Loans as of the close of business on the last day of the month preceding the month in which such Payment Date occurs. Copies of such statement shall be provided by the Indenture Trustee to any Noteholder upon request.

         Section 7.15. Optional Purchase of Defaulted Mortgage Loans. Any Originator, the Depositor or the Servicer, in its sole discretion, shall have the right to elect (by written notice sent to the Servicer, the Indenture Trustee and the Note Insurer), but shall not be obligated, to purchase for its own account from the Trust any Mortgage Loan which is ninety (90) days or more Delinquent in the manner and at the Loan Repurchase Price provided, that, as of any date, (i) the Servicer shall not have thus purchased Mortgage Loans having had a Purchase Price in excess of 5% of the cumulative Purchase Prices paid to date on all Mortgage Loans sold under this Agreement, and (ii) no Originator (including the Servicer whether acting in its capacity as the Servicer or as an Originator) or the Depositor may have thus purchased Mortgage Loans sold by it hereunder in excess of 5% of the cumulative Purchase Price paid to date on all Mortgage Loans sold by it under this Agreement. The Loan Repurchase Price for any Mortgage Loan purchased hereunder shall be deposited in the Collection Account and the Collateral Agent, upon the Indenture Trustee's receipt of such deposit, shall release or cause to be released to the purchaser of such Mortgage Loan the related Indenture Trustee's Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Mortgage Loan, in each case without recourse, as shall be necessary to vest in the purchaser of such Mortgage Loan any Mortgage Loan released pursuant hereto and the purchaser of such Mortgage Loan shall succeed to all the Indenture Trustee's right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such Mortgage Loan shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Indenture Trustee, the Collateral Agent, the Note Insurer or the Noteholder with respect thereto. The purchaser of such Mortgage Loan shall give written notice to the Note Insurer of the means by which any Mortgage Loan purchased pursuant to this Section 7.15 is ultimately disposed of.

         Section 7.16. Reports to be Provided by the Servicer. (a) On each Servicer Payment Date, the Servicer shall deliver to the Indenture Trustee, Back-up Servicer, Liquidity Provider and the Note Insurer (i) a Noteholder Statement, (ii) a collateral file containing all loan level information as is generally provided to the lead underwriter for securitizations entered into by the Servicer and the Originators for purposes of calculation of the Market Value of the Mortgage Loans and (iii) a Servicer Remittance Report for such Payment Date, setting forth the following information with respect to all Mortgage Loans as well as a break out as to consumer purpose and business purpose Mortgage Loans, in each case, as of the close of business on the last Business Day of the prior calendar month (except as otherwise provided in clause (v) below):

                       (i) the total number of Mortgage Loans and the Aggregate Principal Balances thereof, together with the number, Aggregate Principal Balances of such Mortgage Loans and the percentage of the Aggregate Principal Balances of such Mortgage Loans to the Aggregate Principal Balance of all Mortgage Loans (A) 31-59 days Delinquent, (B) 60-89 days Delinquent and (C) 90 or more days Delinquent;

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

                       (ii) the number, Aggregate Principal Balances of all Mortgage Loans and percentage of the Aggregate Principal Balances of such Mortgage Loans to the Aggregate Principal Balance of all Mortgage Loans in foreclosure proceedings and the number, Aggregate Principal Balances of all Mortgage Loans and percentage of any such Mortgage Loans also included in any of the statistics described in the foregoing clause (i);

                       (iii) the number, Aggregate Principal Balances of all Mortgage Loans and percentage of the Aggregate Principal Balances of such Mortgage Loans to the Aggregate Principal Balance of all Mortgage Loans relating to Mortgagors in bankruptcy proceedings and the number, Aggregate Principal Balances of all Mortgage Loans and percentage of any such Mortgage Loans also included in any of the statistics described in the foregoing clause (i);

                       (iv) the number, Aggregate Principal Balances of all Mortgage Loans and percentage of the Aggregate Principal Balances of such Mortgage Loans to the Aggregate Principal Balance of all Mortgage Loans relating to REO Properties and the number, Aggregate Principal Balances of all Mortgage Loans and percentage of any such Mortgage Loans also included in any of the statistics described in the foregoing clause (i);

                       (v) such loan level information as is generally included in the offering documents for securitizations entered into by the Servicer and the Originators;

                       (vi) the book value of any REO Property;

                       (vii) the Aggregate Principal Balance of all Mortgage Loans that have ceased to be Eligible Mortgage Loans since the Initial Closing Date (such Principal Balance measured as of the day immediately preceding the date on which each such Mortgage Loan ceased to be an Eligible Mortgage Loan), provided that each such Mortgage Loan was Delinquent more than 30 days at the time such Mortgage Loan ceased to be an Eligible Mortgage Loan, but excluding any Mortgage Loans that have been released from the lien of the Indenture due to the Disposition of such Mortgage Loans in a securitization or as part of a whole loan sale;

                       (viii) the number, Aggregate Principal Balances of all Mortgage Loans and percentage (based on the Aggregate Principal Balances of the Mortgage Loans) of the Aggregate Principal Balances of such Mortgage Loans to the Aggregate Principal Balance of all Mortgage Loans transferred to or removed from the Trust during the prior Due Period;

                       (ix) the weighted average Mortgage Interest Rate (weighted by Principal Balance) as of the Due Date occurring in the Due Period related to such Payment Date;

                       (x) the weighted average remaining term to stated maturity of all Mortgage Loans;

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


                       (xi) the weighted average initial LTV ratio (by Principal Balance) of all of the Mortgage Loans and the aggregate Principal Balance of the Mortgage Loans that have an LTV greater than 90%;

                       (xii) the weighted average original term to stated maturity of all Mortgage Loans;

                       (xiii) the Aggregate Principal Balance of the Mortgage Loans the proceeds of which are to be used for business purposes;

                       (xiv) the Aggregate Principal Balance of the Mortgage Loans that are secured exclusively by Owner Occupied Mortgaged Property;

                       (xv) the weighted average FICO (by Principal Balance) for the Mortgage Loans and the Aggregate Principal Balance of Mortgage Loans with a FICO less than 500;

                       (xvi) the weighted average CLTV (by Principal Balance) of the Mortgage Loans and the Aggregate Principal Balance of the Mortgage Loans that have a CLTV greater than 80%;

                       (xvii) the Aggregate Principal Balance of the Mortgage Loans made to limited or no documentation borrowers;

                       (xviii) the Net Excess Spread for the Due Period related to such Payment Date;

                       (xix) the Aggregate Principal Balance of the Mortgage Loans included in the Trust Estate for more than 240 days; and

                       (xx) any other information reasonably requested by the
         Note Insurer.

                  (b) In the event the Servicer is replaced by a successor Servicer, the successor Servicer, upon reasonable advance written notice, shall make available the information contained in the Noteholder Statement to be posted by Bloomberg News Services. The Liquidity Provider, at its expense and discretion, may provide the information relating to the Trust to Bloomberg.

                  (c) In connection with the transfer of the Note, the Indenture Trustee on behalf of any Noteholder may request that the Servicer make available to any prospective Noteholder annual audited financial statements of the Servicer for one or more of the most recently completed five (5) fiscal years for which such statements are publicly available together with the most recent unaudited quarterly financial statements of the Servicer, which request shall not be unreasonably denied or unreasonably delayed. Such annual audited financial statements also shall be made available to the Initial Purchaser and Back-up Servicer upon request.

                  (d) The Servicer also agrees, upon reasonable advance written notice, to make available on a reasonable basis to the Initial Purchaser, the
Note Insurer, the Back-up Servicer and any prospective Noteholder a knowledgeable financial or accounting officer for the purpose of answering reasonable questions respecting recent developments affecting the Servicer or the financial statements of the Servicer and to permit the Initial Purchaser, the Note Insurer, the Back-up Servicer and any prospective Noteholder to inspect the Servicer's servicing facilities during normal business hours for the purpose of satisfying the Initial Purchaser, the Note Insurer, the Back-up Servicer and such prospective Noteholder that the Servicer has the ability to service the Mortgage Loans in accordance with this Agreement.

         Section 7.17. Adjustment of Servicing Compensation in Respect of Prepaid Mortgage Loans. The Monthly Servicing Fee that the Servicer shall be entitled to receive with respect to each Mortgage Loan and each Payment Date shall be offset on such Payment Date by an amount equal to the Prepayment Interest Shortfall with respect to such Mortgage Loan to the extent that it is the subject of Principal Prepayments during the month preceding the month of such Payment Date. The amount of any offset against the Monthly Servicing Fee with respect to any Payment Date under this Section 7.17 shall be limited to the Monthly Servicing Fee otherwise payable to the Servicer (without adjustment on account of Prepayment Interest Shortfalls) with respect to such Mortgage Loan, and the rights of the Noteholder to the offset of the aggregate Prepayment Interest Shortfalls against the Monthly Servicing Fee shall not be cumulative.

         Section 7.18. Periodic Advances. (a) If, on any Servicer Payment Date, the Servicer determines that any Monthly Payments due on the Due Date immediately preceding such Servicer Payment Date have not been received as of the end of the related Due Period and that such a Periodic Advance would not be a Non-recoverable Advance, (i) prior to the occurrence and continuation of an Event of Default, the Servicer shall have the option to make a Periodic Advance with respect to the related Payment Date and (ii) if an Event of Default has occurred and is continuing the Servicer shall be required to make a Periodic Advance with respect to the related Payment Date. The Servicer shall, on the Servicer Payment Date, deliver a magnetic tape or diskette to the Back-up Servicer indicating the payment status of each Mortgage Loan, including the amount of any advances on such Mortgage Loan, as of such Servicer Payment Date. The Servicer shall include in the amount to be deposited in the Payment Account on such Servicer Payment Date an amount equal to the Periodic Advance, if any, which deposit may be made in whole or in part from funds in the Collection Account being held for future payment or withdrawal on or in connection with Payment Dates in subsequent months. Any funds being held for future payment to Noteholder and so used shall be replaced by the Servicer from its own funds by deposit in the Collection Account on or before the Business Day preceding any such future Servicer Payment Date to the extent that funds in the Collection Account on such Servicer Payment Date shall be less than payments to Noteholder required to be made on such date.

                  (b) The Servicer shall designate on its records the specific Mortgage Loans and related installments (or portions thereof) as to which such Periodic Advance shall be deemed to have been made, such determination being conclusive for purposes of withdrawals from the Collection Account pursuant to
Section 7.03 hereof absent manifest error.

         Section 7.19. Indemnification; Third Party Claims. (a) The Servicer agrees to indemnify and to hold each of the Trust, the Owner Trustee, the Depositor, the Indenture Trustee, the Collateral Agent, the Originators, the
Note Insurer, the Back-up Servicer and each Noteholder harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Trust, the Owner


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

Trustee, the Depositor, the Indenture Trustee, the Collateral Agent, the Originators, the Note Insurer, the Back-up Servicer and any Noteholder may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement and the other Basic Documents including Section 8.02 of the Trust Agreement. Each indemnified party and the Servicer shall immediately notify the other indemnified parties if a claim is made by a third party with respect to this Agreement and the other Basic Documents, and at the request of the indemnified party, the Servicer and ABFS shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Trust, the Owner Trustee, the Depositor, the Servicer, the Indenture Trustee, the Collateral Agent, the Originators, the Note Insurer, the Back-up Servicer and/or a Noteholder in respect of such claim. The obligations of the Servicer under this Section 7.19 arising prior to any resignation or termination of the Servicer and ABFS hereunder shall survive the resignation or termination of the Servicer; provided, that in no event shall the Servicer nor ABFS be liable for the acts or omissions of the Back-up Servicer or any Successor Servicer.

                  (b) The Back-up Servicer agrees to indemnify and to hold each of the Trust, the Owner Trustee, the Depositor, the Indenture Trustee, the Collateral Agent, the Originators, the Note Insurer, the Servicer and each Noteholder harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Trust, the Owner Trustee, the Depositor, the Indenture Trustee, the Collateral Agent, the Originators, the Note Insurer, the Servicer and any Noteholder may sustain in any way related to the failure of the Back-up Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement and the other Basic Documents including Section 8.02 of the Trust Agreement. Each indemnified party and the Back-up Servicer shall immediately notify the other indemnified parties if a claim is made by a third party with respect to this Agreement and the other Basic Documents, and at the request of the indemnified party, the Back-up Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Trust, the Owner Trustee, the Depositor, the Back-up Servicer, the Indenture Trustee, the Collateral Agent, the Originators, the Note Insurer, the Servicer and/or a Noteholder in respect of such claim. The obligations of the Back-up Servicer under this Section 7.19 arising prior to any resignation or termination of the Back-up Servicer hereunder shall survive the resignation or termination of the Back-up Servicer; provided, that in no event shall the Back-up Servicer be liable for the acts or omissions of any predecessor Servicer.

         Section 7.20. Maintenance of Corporate Existence and Licenses; Merger or Consolidation of the Servicer. (a) The Servicer will keep in full effect its existence, rights and franchises as a corporation, will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement and will otherwise operate its business so as to cause the representations and warranties under Section 3.02 to be true and correct at all times under this Agreement. Any person succeeding to the business of the Servicer shall assume all rights and obligations of the Servicer under the Basic Documents.

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


                  (b) Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be an established mortgage loan servicing institution that has a net worth of at least $15,000,000 and is a Permitted Transferee, and in all events shall be the successor of the Servicer without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Servicer shall send notice of any such merger or consolidation to the Owner Trustee, the Indenture Trustee, the Note Insurer, the Collateral Agent and the Initial Purchaser.

         Section 7.21. Assignment of Agreement by Servicer; Servicer Not to Resign. The Servicer shall not assign this Agreement nor resign from the obligations and duties hereby imposed on it except by mutual consent of the Indenture Trustee, the Collateral Agent, the Rating Agencies, the Note Insurer, Back-up Servicer and the Owner Trustee, on behalf of the Trust, at the direction of the Trust Certificateholders, the Initial Purchaser or upon the determination that the Servicer's duties hereunder are no longer permissible under applicable law and that such incapacity cannot be cured by the Servicer without incurring, in the reasonable judgment of the Controlling Party, unreasonable expense. Any such determination that the Servicer's duties hereunder are no longer permissible under applicable law permitting the resignation of the Servicer shall be evidenced by a written Opinion of Counsel (who may be counsel for the Servicer) to such effect delivered to the Trust, the Indenture Trustee, the Collateral Agent, the Rating Agencies, the Note Insurer, the Back-up Servicer and the Initial Purchaser. No such resignation shall become effective until the Indenture Trustee or a successor appointed in accordance with the terms of this Agreement has assumed the Servicer's responsibilities and obligations hereunder in accordance with Section 9.02. The Servicer shall provide the Indenture Trustee, the Collateral Agent, the Rating Agencies, the Note Insurer, the Back-up Servicer and the Initial Purchaser with 30 days' prior written notice of its intention to resign pursuant to this Section 7.21. No such resignation shall become effective until the Back-up Servicer or a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with
Section 9.02.

         Section 7.22. Back-up Servicing. (a) EMC Mortgage Corporation is hereby appointed to act as Back-up Servicer with respect to this Agreement. The Back-up Servicer hereby agrees to cooperate with the Servicer to establish the format of and information contained on the computer diskette to be supplied by the Servicer pursuant to Section 7.22(b) below.

                  (b) Pursuant to Section 7.16(a) the Servicer agrees to deliver, and the Back-up Servicer shall accept, from the Servicer delivery of the information required to be set forth in the Servicer Remittance Report and all information used as the basis for the Servicer Remittance Report in hard copy and on diskette.

                  (c) The Back-up Servicer shall assume its duties as Successor Servicer in accordance with Section 9.02 except upon determination that the Back-up Servicer is legally unable to perform the duties of the Servicer under this Agreement as provided in Section 9.02.

                  (d) Other than the duties specifically set forth in this Agreement, the Back-up Servicer shall have no obligations hereunder, including,


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

without limitation, to supervise, verify, monitor or administer the performance of the Servicer. As long as it is not the Servicer, the Back-up Servicer shall have no liability for any actions taken or omitted by the Servicer prior to the date on which it becomes the Successor Servicer. The duties and obligations of the Back-up Servicer shall be determined solely by the express provisions of this Agreement and no implied covenants or obligations shall be read into this Agreement against the Back-up Servicer. The Back-up Servicer shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers (other than in the ordinary course of the performance of such duties or the exercise of such rights or powers), if the repayment of such funds or adequate written indemnity against such risk or liability is not reasonably assured to it in writing prior to the expenditure or risk of such funds or incurrence of financial liability.

                  (e) Neither the Back-up Servicer nor any of its directors, officers, employees or agents shall be under any liability to any of the parties hereto, except as specifically provided in this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Back-up Servicer against any misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Back-up Servicer and any of its directors, officers, employees or agents may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

                                  ARTICLE VIII

                              APPLICATION OF FUNDS

         Section 8.01. Deposits to the Payment Account. On each Servicer Payment Date, the Servicer shall cause to be deposited in the Payment Account, from funds on deposit in the Collection Account, (a) an amount equal to the Servicer Remittance Amount and (b) Net Foreclosure Profits, if any with respect to the related Payment Date, minus any portion thereof payable to the Servicer pursuant to Section 7.03. On each Servicer Payment Date, the Servicer shall also deposit into the Payment Account any amounts required to be deposited in connection with a Subsequent Mortgage Loan pursuant to Section 2.14(b) of the Indenture.

         Section 8.02. Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of all money and other property payable to or receivable by the Indenture Trustee pursuant to this Agreement, including all payments due on the Mortgage Loans in accordance with the respective terms and conditions of such Mortgage Loans and required to be paid over to the Indenture Trustee by the Servicer or by any Subservicer. The Indenture Trustee shall hold all such money and property received by it, as part of the Trust Estate and shall apply it as provided in the Indenture.

         Section 8.03. Application of Principal and Interest. In the event that Net Liquidation Proceeds on a Liquidated Mortgage Loan are less than the Principal Balance of the related Mortgage Loan plus accrued interest thereon, or any Mortgagor makes a partial payment of any Monthly Payment due on a Mortgage Loan, such Net Liquidation Proceeds or partial payment shall be applied to

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

payment of the related Mortgage Note as provided therein, and if not so provided, first to interest accrued at the Mortgage Interest Rate and then to principal.

         Section 8.04. Effect of Payments by the Note Insurer; Subrogation. Anything herein to the contrary notwithstanding, any payment with respect to principal of or interest on the Note which is made with moneys received pursuant to the terms of the Note Insurance Policy shall not be considered payment of the Note from the Trust Estate. The Depositor, the Servicer, the Trust, the Collateral Agent and the Indenture Trustee acknowledge and agree, that without the need for any further action on the part of the Note Insurer, the Depositor, the Servicer, the Trust, the Collateral Agent, the Indenture Trustee or the Note Registrar (a) to the extent the Note Insurer makes payments, directly or indirectly, on account of principal of or interest on the Note to the Noteholders, the Note Insurer will be fully subrogated to the Noteholders to the extent of such payments and each Noteholder, the Servicer, the Depositor, the Trust, the Collateral Agent and the Indenture Trustee hereby delegate and assign to the Note Insurer, to the fullest extent permitted by law, the rights of such Holders to receive such principal and interest from the Trust Estate, including, without limitation, any amounts due to the Noteholder in respect of securities law violations arising from the offer and sale of the Note, and (b) the Note Insurer shall be paid such amounts from the sources and in the manner provided herein for the payment of such amounts and as provided in the Insurance Agreement. The Indenture Trustee, the Collateral Agent and the Servicer shall cooperate in all respects with any reasonable request by the Note Insurer for action to preserve or enforce the Note Insurer's rights or interests under this Agreement without limiting the rights or affecting the interests of the Holders as otherwise set forth herein.

         Section 8.05. Calculations of Fixed Rate and Market Value. Each determination of the Fixed Rate, the Interpolated Benchmark Treasury Rate, the Interpolated Benchmark Swap Rate and the Market Value of the Eligible Mortgage Loans shall be made by the Note Insurer or, if the Note Insurer so elects, by the Liquidity Agent acting on its behalf. Any such determination made in good faith by the Note Insurer or the Liquidity Agent shall be conclusive and binding on all parties. In the event there is any inconsistency in any determination made by the Note Insurer and any determination made by the Liquidity Agent, the determination by the Note Insurer shall control.

                                   ARTICLE IX

                                SERVICER DEFAULT

         Section 9.01. Servicer Events of Default. (a) The following events shall each constitute a "Servicer Event of Default" hereunder:

                       (i) any failure by the Servicer to remit to the Indenture Trustee or any other party any payment required to be made by the Servicer under the terms of this Agreement or any other Basic Document (other than Servicing Advances covered by clause (ii) below), which continues unremedied for one (1) Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer and the Note Insurer by the Indenture Trustee or to the Servicer and the Indenture Trustee by the
         Note Insurer;

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

                       (ii) the failure by the Servicer to make any required Servicing Advance which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Indenture Trustee or to the Servicer and the Indenture Trustee by the Note Insurer;

                       (iii) any failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer contained in this Agreement, or the failure of any representation and warranty made pursuant to
         Section 3.02 hereof to be true and correct which continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Indenture Trustee or to the Servicer and the Indenture Trustee by the Note Insurer;

                       (iv) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or for the appointment of a conservator or receiver or liquidation in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer or ABFS and such decree or order shall have remained in force, undischarged or unstayed for a period of forty-five (45) days;

                       (v) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or ABFS or of or relating to all or substantially all of the Servicer's or ABFS property;

                       (vi) the Servicer or ABFS shall admit in writing its inability generally to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

                       (vii) the Note Insurer shall notify the Indenture Trustee of any "event of default" under the Insurance Agreement;

                       (viii) a Trigger Event shall occur;

                       (ix) ABFS shall breach any of the financial covenants set forth in Section 5.06 herein;

                       (x) a Change of Control shall occur;

                       (xi) ABFS or the Servicer shall pay any Subordinated Debt in advance of their stated maturity or, after a Default or Event of Default under the Basic Agreements has occurred, make any payment of any kind on any Subordinated Debt until all of the obligations have been paid and performed in full; or ABFS shall permit the outstanding principal balance of its Subordinated Debt at any time to be more than 10% lower than the outstanding principal balance at the end of the last fiscal quarter;

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


                       (xii) ABFS or the Servicer permit the Eligible Liquid Assets of ABFS (and its subsidiaries, on a consolidated basis) at the end of any calendar quarter to be less than 30% of the amount of principal scheduled to become due on the subordinated debt in the next three (3) months;

                       (xiii) ABFS or the Servicer shall fail to pay any principal or interest when due on any outstanding indebtedness having an aggregate principal amount in excess of $1,000,000 and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such outstanding indebtedness, or any such outstanding indebtedness of ABFS or the Servicer having an aggregate principal amount in excess of $1,000,000 shall be declared to be due and payable or required to be prepaid (other than a regularly scheduled payment) prior to the date of maturity thereof; or

                       (xiv) the occurrence of an Event of Default under the Indenture.

                  (b) So long as a Servicer Event of Default shall have occurred and not have been remedied: (x) with respect solely to Section 9.01(a)(i), if such payment is in respect of Periodic Advances owing by the Servicer and such payment is not made by 12:00 noon New York time on the second Business Day prior to the applicable Payment Date, the Indenture Trustee, upon receipt of written notice or discovery by a Responsible Officer of such failure, shall give immediate telephonic and facsimile notice of such failure to a Servicing Officer of the Servicer, Back-up Servicer and to the Note Insurer and the Indenture Trustee shall, with the consent of the Controlling Party, terminate all of the rights and obligations of the Servicer under this Agreement, except for the Servicer's indemnification obligation under Section 7.19, and the Back-up Servicer shall become the Servicer and shall immediately make such Periodic Advance (based on the best information available to it at the time) and assume, pursuant to Section 9.02 hereof, the duties of a successor Servicer; (y) with respect to that portion of Section 9.01(a)(i) not referred to in the preceding clause (x) and with respect to all other clauses of Section 9.01, the Indenture Trustee shall, but only at the written direction of the Controlling Party, by notice in writing to the Servicer and a Responsible Officer of the Indenture Trustee, and in addition to whatever rights such Noteholder or the Note Insurer may have at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Servicer under this Agreement, except for the Servicer's indemnification obligations under Section 7.19, and in and to the Mortgage Loans and the proceeds thereof, as servicer. Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall, subject to Section 7.02, pass to and be vested in the Back-up Servicer, or its designee approved by the Controlling Party, and the Back-up Servicer is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, at the expense of the Servicer, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Mortgage Loans and related documents. The Servicer agrees to cooperate with (and pay any reasonable out-of-pocket related costs and expenses incurred by) the Indenture Trustee and the Back-up Servicer in effecting the termination of the Servicer's responsibilities and rights hereunder and the transfer of such responsibilities to the Back-up Servicer, including, without limitation, the transfer to the Back-up Servicer for administration by it of all amounts which shall at the time be credited by the Servicer to the Collection Account or thereafter received with respect to the Mortgage Loans. The Indenture Trustee shall promptly notify the Note Insurer, Back-up Servicer and the Rating Agencies of the occurrence of a Servicer Event of Default.

         Section 9.02. Back-up Servicer to Act; Appointment of Successor; Confidential Information. (a) On and after the time the Servicer receives a notice of termination pursuant to Section 9.01, or the Indenture Trustee receives the resignation of the Servicer evidenced by an Opinion of Counsel (if required) pursuant to Section 7.21, or the Servicer is removed as Servicer pursuant to this Article IX in which event the Indenture Trustee shall promptly notify the Rating Agencies, Note Insurer and the Back-up Servicer, except as otherwise provided in Section 9.01, the Back-up Servicer shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof arising on or after the date of succession; provided, however, that the Back-up Servicer shall not be liable for any actions or the representations and warranties of any Servicer prior to it and including, without limitation, the obligations of the Servicer set forth in Sections 2.06 and 4.02 hereof.

                  (b) In the event the Back-up Servicer becomes the successor Servicer, it shall be entitled to the same Servicing Compensation (including the Servicing Fee as adjusted pursuant to the definition thereof) and other funds pursuant to Section 7.08 hereof as the Servicer if the Servicer had continued to act as servicer plus the Back-up Servicing Supplemental Fee and shall cease to receive the Back-up Servicer Standby Fee. In the event the Back-up Servicer does not for any reason act as successor Servicer (it being understood that the Back-up Servicer has an obligation to assume the duties of the Servicer if requested to do so by the Controlling Party), the Indenture Trustee shall, at the direction of the Controlling Party, solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth above. Such public announcement shall specify that the successor servicer shall be entitled to the full amount of the aggregate Servicing Fees hereunder as servicing compensation, together with the other Servicing Compensation. Within thirty (30) days after any such public announcement, the Indenture Trustee shall, at the direction of the Controlling Party, negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Indenture Trustee shall deduct from any sum received by the Indenture Trustee from the successor to the Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder and the amount of any unreimbursed Servicing Advances and Periodic Advances owed to the Back-up Servicer. After such deductions, the remainder of such sum shall be paid by the Indenture Trustee to the Servicer at the time of such sale, transfer and assignment to the Servicer's successor. In connection with such appointment and assumption, the Controlling Party may make such arrangements for the compensation of such Successor Servicer out of payments on Mortgage Loans as it and such Successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer pursuant to Section 7.08 plus the Back-up Servicing

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Supplemental Fee, together with other Servicing Compensation. The Servicer, the
Indenture Trustee, Back-up Servicer and such Successor Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

                  (c) The Back-up Servicer and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicer agrees to cooperate with the Back-up Servicer and any Successor Servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Back-up Servicer or such Successor Servicer, as applicable, at the Servicer's cost and expense, all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Back-up Servicer or such Successor Servicer, as applicable, all amounts that then have been or should have been deposited in the Collection Account by the Servicer or that are thereafter received with respect to the Mortgage Loans. Any collections received by the Servicer after such removal or resignation shall be endorsed by it to the Indenture Trustee and remitted directly to the Back-up Servicer or, at the direction of the Back-up Servicer, to the Successor Servicer. Neither the Back-up Servicer nor any other Successor Servicer shall be held liable by reason of any failure to make, or any delay in making, any payment hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer hereunder. Notwithstanding anything to the contrary herein, no appointment of a Successor Servicer under this Agreement shall be effective until the Back-up Servicer and the Controlling Party shall have consented thereto, and written notice of such proposed appointment shall have been provided by the Indenture Trustee to the Note Insurer, the Depositor, the Rating Agencies and to each Noteholder.

                  (d) The Back-up Servicer acknowledges that, in the course of meeting its respective duties and obligations under this Agreement, it may obtain information relating to the Servicer, the Originators, ABFS and their Affiliates or the Trust which is of a confidential and proprietary nature ("Proprietary Information"). Such Proprietary Information may include, but is not limited to, non-public trade secrets, know how, invention techniques, processes, programs, schematics, software source documents, data an financial information. The Back-up Servicer shall at all times, both during the term of this Agreement and after its termination, keep in trust and confidence all such Proprietary Information, and shall not use such Proprietary Information other than in the course of its respective duties under this Agreement, nor shall the Back-up Servicer disclose any such Proprietary Information without the written consent of the Servicer or the Trust unless legally required to disclose such information. The Back-up Servicer further agrees to immediately return all Proprietary Information (including copies thereof) in its possession, custody or control upon termination of this Agreement for any reason. The parties hereto agree that the Servicer, the Originators, ABFS and their Affiliates and/or the Trust shall have the right to enforce these non-disclosure provisions by an action for specific performance.

                  (e) Notwithstanding anything herein to the contrary, EMC Mortgage Corporation shall not resign from the obligations and duties imposed on it as Back-up Servicer under this Agreement except upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law and subject to the approval of the Note Insurer. Notice of any such determination permitting the resignation shall be communicated to the Indenture Trustee, the Noteholder, Note Insurer and the Rating Agencies at the earliest practicable time and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee, Note Insurer, the Rating Agencies and the Noteholder concurrently with or promptly

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after such notice. The Back-up Servicer shall not resign as Servicer until a successor Servicer reasonably acceptable to the Note Insurer has been appointed. The Controlling Party shall have the right to remove the Back-up Servicer as Successor Servicer under this Section 9.02 for cause, and the Indenture Trustee shall appoint such other successor Servicer as directed by the Controlling Party.

         Section 9.03. Waiver of Defaults. The Controlling Party may, on behalf of the Noteholder, waive any events permitting removal of the Servicer as servicer pursuant to this Article IX; provided, however, that the Controlling Party may not waive a default in making a required payment on a Note without the consent of the Noteholder. Upon any waiver of a past default, such default shall cease to exist, and any Servicer Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Indenture Trustee to the Rating Agencies, the Note Insurer, Back-up Servicer and the Initial Purchaser.

         Section 9.04. Indenture Trustee To Act Solely with Consent of the Controlling Party. The Indenture Trustee shall not, without the Controlling Party's consent or unless directed by the Controlling Party:

                  (a) terminate the rights and obligations of the Servicer as Servicer pursuant to Section 9.01 hereof;

                  (b) agree to any amendment pursuant to Section 13.02 hereof;
or

                  (c) undertake any litigation.

The Controlling Party may, in writing and in its sole discretion renounce all or any of its rights under Sections 9.04 or 9.05 or any requirement for the Controlling Party's consent for any period of time.

         Section 9.05. Mortgage Loans, Trust Estate and Accounts Held for Benefit of the Note Insurer. (a) The Indenture Trustee shall hold the Trust Estate and the Indenture Trustee's Mortgage Files, for the benefit of the Noteholder and the Note Insurer, and all references in this Agreement and in the Note to the benefit of Noteholder shall be deemed to include the Note Insurer. The Indenture Trustee shall cooperate in all reasonable respects with any reasonable request by the Note Insurer for action to preserve or enforce the
Note Insurer's rights or interests under this Agreement and the Note unless, as stated in an Opinion of Counsel addressed to the Indenture Trustee and the Note Insurer, such action materially and adversely affects the interests of the Noteholder (taking into account the Note Insurance Policy).

                  (b) The Servicer hereby acknowledges and agrees that it shall service the Mortgage Loans for the benefit of the Noteholder and for the benefit of the Note Insurer, and all references in this Agreement to the benefit of or actions on behalf of the Noteholder shall be deemed to include the Note Insurer.

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                                    ARTICLE X

                                   TERMINATION

         Section 10.01. Termination. (a) Subject to Section 10.02, this Agreement shall terminate upon notice to the Indenture Trustee of the later to occur of: (a)(i) the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due hereunder, the payment of all amounts due and payable to the Noteholder, the Note Insurer and the Indenture Trustee and (ii) mutual consent of the parties hereto (in the case of the Trust by the Owner Trustee at the direction of the Trust Certificateholders and in the case of the Indenture Trustee by the Noteholder) and the Note Insurer or (b) the next day following the Final Purchase Date.

                  (b) In addition, subject to Section 10.02, certain of the Trust Certificateholders or the Servicer may, at their respective option and at their respective sole cost and expense, call the Note or terminate the Trust in accordance with the terms of Section 10.01 of the Indenture.

                  (c) Notice of any termination, specifying the Payment Date upon which the Note will be paid in full and the Noteholder shall surrender their Notes to the Indenture Trustee for final payment and cancellation, shall be given promptly by the Servicer by letter to Noteholder mailed during the month of such final payment before the Servicer Payment Date in such month, specifying (i) the Payment Date upon which final payment of the Note will be made upon presentation and surrender of Notes at the office of the Indenture Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Note at the office of the Indenture Trustee therein specified. The Servicer shall give such notice to the Indenture Trustee therein specified at the time such notice is given to Noteholder. Subject to Section 10.01(a), the obligations of the Note Insurer hereunder and under the Note Insurance Policy shall terminate upon the deposit by the Servicer with the Indenture Trustee of a sum sufficient to purchase all of the Mortgage Loans and REO Properties as set forth in Section
10.01 of the Indenture or when the Note Principal Balance of the Note has been reduced to zero.

                  (d) In the event that the Noteholder does not surrender the Note for cancellation within six (6) months after the time specified in the above-mentioned written notice, the Servicer shall give a second written notice to the remaining Noteholder to surrender their Notes for cancellation and receive the final payment with respect thereto. If within six (6) months after the second notice, the Note shall not have been surrendered for cancellation, the Indenture Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the Noteholder concerning surrender of the Note and the cost thereof shall be paid out of the funds and other assets which remain subject hereto. If within nine (9) months after the second notice the Note shall not have been surrendered for cancellation, the related Trust Certificateholders shall be entitled to all unclaimed funds and other assets which remain subject hereto and the Indenture Trustee upon transfer of such funds shall be discharged of any responsibility for such funds and the Noteholder shall look only to the related Trust Certificateholders and not to the Note Insurer for payment. Such funds shall remain uninvested.

         Section 10.02. Additional Termination Requirements. By its acceptance of the Note, the Holder thereof hereby agrees to appoint the Servicer as its

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attorney in fact to: (i) with the consent of the Controlling Party, adopt such a plan of complete liquidation (and the Noteholder hereby appoint the Indenture Trustee as its attorney in fact to sign such plan) as appropriate or upon the written request of the Note Insurer and (ii) to take such other action in connection therewith as may be reasonably required to carry out such plan of complete liquidation all in accordance with the terms hereof.

         Section 10.03. Accounting Upon Termination of Servicer. Upon termination of the Servicer, the Servicer shall, at its expense:

                  (a) deliver to the successor Servicer or, if none shall yet have been appointed, to the Indenture Trustee, the funds in any Account;

                  (b) deliver to the successor Servicer or, if none shall yet have been appointed, to the Indenture Trustee all Indenture Trustee's Mortgage Files and related documents and statements held by it hereunder and a Mortgage Loan portfolio computer tape;

                  (c) deliver to the successor Servicer or, if none shall yet have been appointed, to the Indenture Trustee and, upon request, to the Note Insurer a full accounting of all funds, including a statement showing the Monthly Payments collected by it and a statement of monies held in trust by it for the payments or charges with respect to the Mortgage Loans; and

                  (d) execute and deliver such instruments and perform all acts reasonably requested in order to effect the orderly and efficient transfer of servicing of the Mortgage Loans to the successor Servicer and to more fully and definitively vest in such successor all rights, powers, duties, responsibilities, obligations and liabilities of the Servicer under this Agreement.

                                   ARTICLE XI

                              THE COLLATERAL AGENT

         Section 11.01. Duties of the Collateral Agent. (a) The Collateral
Agent shall not be deemed to have notice or knowledge of any Event of Default under the Basic Documents unless a Responsible Officer assigned to and working for the Collateral Agent and having direct responsibility for this Agreement has actual knowledge thereof or unless written notice of any event that is in fact such an Event of Default, or Default is received by the Collateral Agent, and such notice references the Note generally, the Trust, the Trust Estate or the Basic Document.

                  (b) The Collateral Agent, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Collateral Agent which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform on their face to the requirements of this Agreement; provided, however, that the Collateral Agent shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by any Person hereunder. If any such instrument is found not to conform on its face to the requirements of this Agreement, the Collateral Agent shall note it as such on the Initial Certification or Final Certification delivered pursuant to Section 2.06(b).

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

                  (c) No provision of this Agreement shall be construed to relieve the Collateral Agent from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                       (i) the duties and obligations of the Collateral Agent
                  shall be determined solely by the express provisions of this Agreement, the Collateral Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Collateral Agent and, in the absence of bad faith on the part of the Collateral Agent, the Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Collateral Agent and conforming to the requirements of this Agreement;

                       (ii) the Collateral Agent shall not be personally liable
                  for an error of judgment made in good faith by a Responsible Officer or other officers of the Collateral Agent, unless it shall be proved that the Collateral Agent was negligent in ascertaining the pertinent facts;

                       (iii) the Collateral Agent shall not be personally liable
                  with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Note Insurer or the Indenture Trustee or with the consent of the Note Insurer or the Indenture Trustee;

                       (iv) the Collateral Agent shall not be required to expend
                  or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it and none of the provisions contained in this Agreement shall in any event require the Collateral Agent to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer or the Indenture Trustee under this Agreement; and

                       (v) subject to the other provisions of this Agreement and
                  without limiting the generality of this Section 11.01, the Collateral Agent shall have no duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any re-recording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust, the Trust Estate, the Noteholder or the Mortgage Loans, (D) to confirm or verify the contents of any reports or certificates of any Person delivered to the Collateral Agent pursuant to this Agreement believed by the Collateral Agent to be genuine and to have been signed or presented by the proper party or parties.

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

         Section 11.02. Certain Matters Affecting the Collateral Agent. Except as otherwise provided in Section 11.01 hereof:

                  (a) the Collateral Agent may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, Opinion of Counsel, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) the Collateral Agent may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                  (c) the Collateral Agent shall be under no obligation to exercise any of the powers vested in it by this Agreement or to institute, conduct or defend by litigation hereunder or in relation hereto at the request, order or direction of the Note Insurer or the Noteholder, pursuant to the provisions of this Agreement, unless the Note Insurer or such Noteholder, as applicable, shall have offered to the Collateral Agent reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein by the Collateral Agent or thereby; nothing contained herein shall, however, relieve the Collateral Agent of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

                  (d) the Collateral Agent shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (e) the Collateral Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Note Insurer or the Noteholder; provided, however, that if the payment within a reasonable time to the Collateral Agent of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Collateral Agent, not reasonably assured to the Collateral Agent by the security afforded to it by the terms of this Agreement, the Collateral Agent may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Collateral Agent, shall be repaid by the Servicer upon demand from the Servicer's own funds;

                  (f) the right of the Collateral Agent to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Collateral Agent shall not be answerable for anything other than its negligence or willful misconduct in the performance of such act;

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


                  (g) the Collateral Agent may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

         Section 11.03. Collateral Agent Not Liable for the Note or Mortgage Loans. The recitals contained herein shall be taken as the statements of the Trust and the Servicer, as the case may be, and the Collateral Agent assumes no responsibility for their correctness. The Collateral Agent makes no representations as to the validity or sufficiency of this Agreement or of any Mortgage Loan or related document. The Collateral Agent shall not be accountable for the use or application of any funds paid to the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Servicer. The Collateral Agent shall not be responsible for the legality or validity of the Agreement or the validity, priority, perfection or sufficiency of the security for the Note issued or intended to be issued under the Indenture.

         Section 11.04. Collateral Agent May Own the Note. The Collateral Agent in its individual or any other capacity may become the owner or pledgor of the Note with the same rights it would have if it were not Collateral Agent, and may otherwise deal with the parties hereto.

         Section 11.05. Collateral Agent's Fees and Expenses; Indemnity. (a) The Collateral Agent acknowledges that in consideration of the performance of its duties hereunder it is entitled to receive its fees and expenses from the Servicer, as separately agreed between the Servicer and the Collateral Agent. The Depositor, the Indenture Trustee, the Note Insurer and the Initial Purchaser shall not pay any of the Collateral Agent fees and expenses in connection with this transaction. The Collateral Agent shall not be entitled to compensation for any expense, disbursement or advance as may arise from its negligence or bad faith.

                  (b) The Collateral Agent and any director, officer, employee or agent of the Collateral Agent shall be indemnified by the Trust in accordance with Section 8.02(c) and (n) of the Indenture (and, to the extent not paid by the Trust, by the Servicer) and held harmless against any loss, liability, claim, damage or reasonable expense incurred in connection with this Agreement other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence of the Collateral Agent in the performance of its duties hereunder or by reason of the Collateral Agent 's reckless disregard of obligations and duties hereunder. The obligations of the Servicer under this Section 11.05 arising prior to any resignation or termination of the Servicer hereunder shall survive termination of the Servicer and payment of the Note.

         Section 11.06. Eligibility Requirements for Collateral Agent. The Collateral Agent hereunder shall at all times be a banking entity (a) organized and doing business under the laws of any state or the United States of America subject to supervision or examination by federal or state authority, (b) authorized under such laws to exercise corporate trust powers, including taking title to the Trust Estate on behalf of the Indenture Trustee, for the benefit of the Noteholder and the Note Insurer, (c) having a combined capital and surplus of at least $50,000,000, (d) whose long-term deposits, if any, shall be rated at least BBB- by S&P and Baa3 by Moody's (except as provided herein) or such lower long-term deposit rating as may be approved in writing by the Controlling Party, and (e) reasonably acceptable to the Controlling Party as evidenced in writing. If such banking entity publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of determining an entity's combined capital and surplus for clause (c) of this Section 11.06, the amount set forth in its most recent report of condition so published shall be deemed to be its combined

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

capital and surplus. In case at any time the Collateral Agent shall cease to be eligible in accordance with the provisions of this Section 11.06, the Collateral Agent shall resign immediately in the manner and with the effect specified in
Section 11.07.

         Section 11.07. Resignation and Removal of the Collateral Agent(a) . (a) The Collateral Agent may at any time resign and be discharged from the trusts hereby created by giving thirty (30) days' written notice thereof to the Indenture Trustee, the Servicer, and the Controlling Party.

                  (b) If at any time the Collateral Agent shall cease to be eligible in accordance with the provisions of Section 11.06 and shall fail to resign after written request therefor by the Indenture Trustee, the Servicer or the Controlling Party, or if at any time the Collateral Agent shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Collateral Agent or of its property shall be appointed, or any public officer shall take charge or control of the Collateral Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Indenture Trustee or the Servicer, with the consent of the Controlling Party, or the Controlling Party may remove the Collateral Agent.

                  (c) If the Collateral Agent fails to perform in accordance with the terms of this Agreement, the Indenture Trustee or, the Servicer, with the consent of the Controlling Party, or the Controlling Party may remove the Collateral Agent.

                  (d) Upon removal or receipt of notice of resignation of the Collateral Agent, either (i) the Indenture Trustee shall (but only if the Indenture Trustee and the Collateral Agent are not the same Person) take possession of the Indenture Trustee's Mortgage Files and assume the duties of the Collateral Agent hereunder or (ii) the Trust, with the consent of the Controlling Party, shall appoint a successor Collateral Agent pursuant to
Section 11.08. If the Indenture Trustee shall assume the duties of the Collateral Agent hereunder, it shall notify the Trust, the Depositor, the Servicer and Note Insurer in writing.

         Section 11.08. Successor Collateral Agent. Upon the resignation or removal of the Collateral Agent, the Trust may (and, at the direction of the Controlling Party, shall) appoint a successor Collateral Agent, with the written approval of the Controlling Party; provided, however, that the successor Collateral Agent so appointed shall in no event be an Originator, the Depositor or the Servicer or any Person known to a Responsible Officer of the Indenture Trustee to be an Affiliate of an Originator, the Depositor or the Servicer and shall be approved by the Controlling Party. The Indenture Trustee or such custodian, as the case may be, shall assume the duties of the Collateral Agent hereunder. Any successor Collateral Agent appointed as provided in this Section
11.08 shall execute, acknowledge and deliver to the Trust, the Depositor, the
Note Insurer, the Servicer, the Indenture Trustee and to its predecessor Collateral Agent an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Collateral Agent shall become effective and such successor Collateral Agent, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Collateral Agent herein. The predecessor Collateral Agent

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

shall deliver to the successor Collateral Agent all Indenture Trustee's Mortgage Files and related documents and statements held by it hereunder, and the Servicer and the predecessor Collateral Agent shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Collateral Agent all such rights, powers, duties and obligations. The cost of any such transfer to the successor Collateral Agent shall be for the account of the Collateral Agent in the event of the resignation of the Collateral Agent, and shall be for the account of the Servicer in the event of the removal of the Collateral Agent. No successor Collateral Agent shall accept appointment as provided in this Section
11.08 unless at the time of such acceptance such successor Collateral Agent shall be eligible under the provisions of Section 11.06. Upon acceptance of appointment by a successor Collateral Agent as provided in this Section 11.08, the Servicer shall mail notice of the succession of such Collateral Agent hereunder to all Noteholder at their addresses as shown in the Note Register and to the Note Insurer and the Rating Agencies. If the Servicer fails to mail such notice within ten (10) days after acceptance of appointment by the successor Collateral Agent, the successor Collateral Agent shall cause such notice to be mailed at the expense of the Servicer.

         Section 11.09. Merger or Consolidation of Collateral Agent. Any Person into which the Collateral Agent may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Collateral Agent shall be a party, or any corporation or national banking association succeeding to the business of the Collateral Agent, shall be the successor of the Collateral Agent hereunder; provided, that such corporation or national banking association shall be eligible under the provisions of Section 11.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                                  ARTICLE XII

                                   [RESERVED]

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

         Section 13.01. Limitation on Liability. None of the Trust, the Owner Trustee, the Depositor, the Servicer, the Collateral Agent, the Indenture Trustee or any of the directors, officers, employees or agents of such Persons shall be under any liability to the Trust, the Note Insurer or the Noteholder for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Trust, the Owner Trustee, the Depositor, the Servicer, the Collateral Agent, the Indenture Trustee or any such Person against any breach of warranties or representations made herein by such party, or against any specific liability imposed on each such party pursuant to this Agreement or against any liability which would otherwise be imposed upon such party by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations or duties hereunder. The Trust, the Owner Trustee, the Depositor, the Servicer, the Collateral Agent, the Indenture Trustee and any director, officer, employee or agent of such Person may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any appropriate Person respecting any matters arising hereunder.

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


         Section 13.02. Amendment. (a) This Agreement may be amended from time to time by the Owner Trustee, on behalf of the Trust, the Servicer, the Depositor, Back-up Servicer, the Collateral Agent, the Note Insurer and the Indenture Trustee by written agreement, upon the prior written consent of the Controlling Party, without notice to or consent of the Noteholder or the Holders of the Trust Certificates to cure any ambiguity, to correct or supplement any provisions herein, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by (i) an Opinion of Counsel, at the expense of the party requesting the change, delivered to the Indenture Trustee or (ii) a letter from each Rating Agency confirming that such action will not result in the reduction, qualification or withdrawal of the then-current ratings on the Note (without giving effect to the Note Insurance Policy), adversely affect in any material respect the interests of any Noteholder; and provided, further, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be paid on any Note without the consent of such Noteholder, or change the rights or obligations of any other party hereto without the consent of such party. The Indenture Trustee shall give prompt written notice to the Rating Agencies of any amendment made pursuant to this Section 13.02.

                  (b) This Agreement may be amended from time to time by the Owner Trustee, on behalf of the Trust, the Servicer, the Depositor, the Collateral Agent, the Note Insurer and the Indenture Trustee, with the consent of the Controlling Party, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholder; provided, however, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be paid on the Note without the consent of the Noteholder.

         Section 13.03. Recordation of Agreement. To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the direction of the Controlling Party requesting such recordation.

         Section 13.04. Duration of Agreement. This Agreement shall continue in existence and effect until terminated as herein provided.

         Section 13.05. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered to (i) in the case of the Servicer, ABFS, the Subservicers, the Depositor or the Originators, addressed to such Person, c/o American Business Financial Services, Inc., Balapointe Office Centre, 111 Presidential Boulevard, Suite 127, Bala Cynwyd, Pennsylvania 19004, Attention: General Counsel; (ii) in the case of the Trust, ABFS Mortgage Loan Warehouse Trust 2001-1, c/o the Owner Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration; (iii) in the case of the Indenture Trustee or the Collateral Agent, c/o The Chase Manhattan Bank, 450 W. 33rd Street, 14th Floor, New York, New York, 10001, Attention: Institutional Trust Services, ABFS MLWT 2001-1, telephone (212) 946-3200, telecopy (212) 946-8302; (iv) in the case of the Liquidity Agent or the Liquidity Provider, Bear, Stearns & Co. Incorporated, 245 Park Avenue, New York, New York 10292, Attention: Jonathan Lieberman, Senior Managing Director; (v) in the case of the Note Insurer or Initial Purchaser, MBIA Insurance Corporation or Triple-A One Funding Corporation, 113 King Street, Armonk, New York, 10504 Attention: Insured Portfolio Management-Mortgage Backed Securities (in each case in which notice or other communication to the Note Insurer refers to an Event of Default, a Servicer Event of Default or a claim on the Note Insurance Policy or with respect to which failure on the part of the
Note Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the General Counsel, and shall be marked to indicate "URGENT MATERIAL ENCLOSED"); (vi) in the case of Standard & Poor's Rating Services, a division of the McGraw Hill Companies, Inc., 55 Water Street, New York, New York 10041 Attention: Residential Mortgage Surveillance Group; (vii) in the case of Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007
Attention: Home Equity Monitoring Group; (viii) in the case of the Back-up Servicer, EMC Mortgage Corporation, 909 Hidden Ridge Drive, Suite 200, Irving, Texas 75038, Attention: Ralene Ruyle; and (ix) in the case of the Noteholder, as set forth in the Note Register. Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party, except that notices to the Noteholder shall be effective upon mailing or personal delivery.

         Section 13.06. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

         Section 13.07. No Partnership. Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for the Noteholder.

         Section 13.08. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Trust, the Servicer, the Depositor, the Indenture Trustee, Back-up Servicer, the Collateral Agent, the Note Insurer and the Noteholder and their respective successors and permitted assigns.

         Section 13.09. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

         Section 13.10. Third Party Beneficiary. The parties agree that each of the Owner Trustee, the Note Insurer and the Initial Purchaser is intended and shall have all rights of a third-party beneficiary of this Agreement.

         Section 13.11. Tax Treatment of the Note. It is the intent of the parties hereto and Noteholder that, for federal income taxes, state and local income or franchise taxes and other taxes imposed on or measured by income, the
Note is treated as debt. The parties to this Agreement and the Holder of the Note, by acceptance of the Note, agree to treat, and to take no action inconsistent with the treatment of, the Note in accordance with the preceding sentence for purposes of federal income taxes, state and local income and franchise taxes and other taxes imposed on or measured by income.

         Section 13.12. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

                  (b) THE ORIGINATORS, THE TRUST, THE SERVICER, THE BACK-UP SERVICER, THE DEPOSITOR, ABFS, THE COLLATERAL AGENT AND THE INDENTURE TRUSTEE HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, AND EACH WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE ADDRESS SET FORTH IN SECTION 13.06 HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID. THE ORIGINATORS, THE TRUST, THE SERVICER, THE BACK-UP SERVICER, THE DEPOSITOR, THE SERVICER, THE COLLATERAL AGENT AND THE INDENTURE TRUSTEE EACH HEREBY WAIVE ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION 12.15 SHALL AFFECT THE RIGHT OF THE ORIGINATORS, THE TRUST, THE SERVICER, THE BACK-UP SERVICER, THE DEPOSITOR, THE SERVICER, ABFS, THE COLLATERAL AGENT, THE NOTE INSURER OR THE INDENTURE TRUSTEE TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT ANY OF THEIR RIGHTS TO BRING ANY ACTION OR PROCEEDING IN THE COURTS OF ANY OTHER JURISDICTION.

                  (c) THE ORIGINATORS, THE TRUST, THE SERVICER, THE BACK-UP SERVICER, THE DEPOSITOR, THE SERVICER, THE COLLATERAL AGENT AND THE INDENTURE TRUSTEE EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTE WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

         Section 13.13. Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the Servicer, ABFS, the Trust, the Indenture Trustee, the Originators, the Back-up Servicer, the Collateral Agent and the Depositor have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                     ABFS OSO, INC., as Depositor


                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:


                                     AMERICAN BUSINESS CREDIT, INC.


                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:


                                     HOMEAMERICAN CREDIT, INC. D/B/A
                                            UPLAND MORTGAGE


                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:


                                     AMERICAN BUSINESS MORTGAGE SERVICES, INC.


                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:



                [Signature Page to Sale and Servicing Agreement]

                                     AMERICAN BUSINESS FINANCIAL
                                            SERVICES, INC.


                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:

                                     ABFS MORTGAGE LOAN WAREHOUSE
                                            TRUST 2001-1


                                     By:  FIRST UNION TRUST COMPANY, NATIONAL
                                          ASSOCIATION, not in its individual
                                          capacity, but solely as Owner Trustee
                                          under the Trust Agreement


                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:


                                     THE CHASE MANHATTAN BANK, as
                                     Indenture Trustee and Collateral Agent


                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:


                                     EMC MORTGAGE CORPORATION, as Back-up
                                     Servicer


                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title: